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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

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Filed by a Party other than the Registrant ☐
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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Compass Minerals International, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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COMPASS MINERALS INTERNATIONAL, INC.
9900 West 109th Street, Suite 100
Overland Park, Kansas 66210

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held May 7, 2014

To Our Stockholders:

        We cordially invite you to attend the 2014 Annual Meeting of Stockholders of Compass Minerals International, Inc. The meeting will take place at the Doubletree Hotel Overland Park-Corporate Woods, 10100 College Blvd., Overland Park, Kansas 66210 on Wednesday, May 7, 2014, at 9:00 a.m. We look forward to your attendance either in person or by proxy.

        The purpose of the meeting is to:

  1.
  Elect three directors, each for a term of three years;

  2.
  Ratify the appointment of Ernst & Young LLP as Compass Minerals' independent registered accounting firm for fiscal year 2014;

  3.
  Provide an advisory vote to approve the compensation of the named executive officers for the fiscal year ended December 31, 2013, as set forth in the Proxy Statement; and

  4.
  Transact any other business that may properly come before the meeting and any postponement or adjournment of the meeting.

        Only stockholders of record at the close of business on March 10, 2014 may vote at the meeting or any postponements or adjournments of the meeting. Again this year we will utilize the rules of the Securities and Exchange Commission that allow us to furnish our proxy materials over the Internet. As a result, we are sending a Notice of Internet Availability of Proxy Materials to our stockholders rather than a full paper set of the proxy materials. The Notice of Internet Availability of Proxy Materials contains instructions on how to access our proxy materials on the Internet, as well as instructions on how stockholders may obtain a paper copy of the proxy materials. This process is expected to reduce the costs associated with printing and distributing our proxy materials.

        To make it easier for you to vote, Internet and telephone voting are available. The instructions on the Notice of Internet Availability of Proxy Materials or your proxy card describe how to use these convenient services.

By order of the Board of Directors,

Rodney Underdown Chief Financial Officer and Secretary

March 27, 2014

Your vote is very important. Please vote regardless of whether or not you plan to attend the meeting.

Important notice regarding the availability of proxy materials for the Annual Meeting to be held on May 7, 2014. The Company's Proxy Statement and Annual Report to Stockholders for the fiscal year ended December 31, 2013 are available at http://www.proxyvote.com (with your investor identification number) and http://www.compassminerals.com.

COMPASS MINERALS INTERNATIONAL, INC.
9900 West 109th Street, Suite 100
Overland Park, Kansas 66210

2014 PROXY STATEMENT

        Based in the Kansas City metropolitan area, Compass Minerals International, Inc. ("Compass Minerals", "CMP" or the "Company") is a leading producer of minerals, including salt, sulfate of potash specialty fertilizer ("SOP") and magnesium chloride. We currently operate 12 production and packaging facilities, including the largest rock salt mine in the world in Goderich, Ontario, and the largest salt mine in the United Kingdom ("U.K.") in Winsford, Cheshire. Our solar evaporation facility located in Ogden, Utah, is both the largest SOP production site and the largest solar salt production site in the United States and Canada ("North America".) We provide highway deicing salt to customers in North America and the U.K. and specialty fertilizer to growers and fertilizer distributors worldwide. We also produce and market consumer deicing and water conditioning products, ingredients used in consumer and commercial food preparation, and other mineral-based products for consumer, agricultural and industrial applications. In the U.K., we operate a records management business utilizing excavated areas of our Winsford salt mine with two other locations in London, England.

        The Board of Directors of Compass Minerals (the "Board of Directors" or "Board") is providing you this Proxy Statement in connection with the solicitation of proxies on its behalf for the 2014 Annual Meeting of Stockholders. The meeting will take place at the Doubletree Hotel Overland Park-Corporate Woods, 10100 College Blvd., Overland Park, Kansas 66210 on Wednesday, May 7, 2014, at 9:00 a.m. local time. At the meeting, stockholders will vote on the election of three directors, ratification of the appointment of Ernst & Young LLP as Compass Minerals' independent registered accounting firm for fiscal year 2014, and adoption of advisory resolutions approving the compensation of the named executive officers for the fiscal year ended December 31, 2013 as set forth in the Proxy Statement. In addition, stockholders will transact any other business that may properly come before the meeting, although we know of no other business to be presented.

        By submitting your proxy, you authorize Rodney L. Underdown, an officer of Compass Minerals, David J. D'Antoni and Perry Premdas, each a director of Compass Minerals, to represent you and vote your shares at the meeting in accordance with your instructions. They also may vote your shares to adjourn the meeting and will be authorized to vote your shares at any postponements or adjournments of the meeting. A stockholder submitting a proxy retains the right to revoke it at any time prior to the final vote at the Annual Meeting. You may revoke your proxy by voting again on a later date via the Internet or by telephone (only your latest Internet or telephone proxy submitted prior to the Annual Meeting will be counted), by signing and returning a new proxy card or voting instruction form with a later date, or by attending the Annual Meeting and voting in person. However, your attendance at the Annual Meeting will not automatically revoke your proxy unless you vote again at the Annual Meeting or specifically request that your prior proxy be revoked by delivering to the Company's corporate secretary a written notice of revocation prior to the Annual Meeting. Please note that if you are a beneficial owner of shares, you must obtain a proxy from the record holder and bring it to the meeting in order to vote in person.

        As permitted by rules adopted by the Securities and Exchange Commission ("SEC"), the Company has elected to provide stockholders with access to our proxy materials over the Internet rather than providing them in paper form. Accordingly, the Company is sending a Notice of Internet Availability of Proxy Materials with instructions for accessing the proxy materials via the Internet, rather than a printed copy of the proxy materials, to stockholders of record as of the close of business on March 10, 2014. We expect to send the Notice of Internet Availability of Proxy Materials to stockholders entitled to vote at the Annual Meeting on or about March 27, 2014. Stockholders may also obtain a copy of these proxy materials in printed form by following the procedures set forth in the Notice of Internet Availability of Proxy Materials.

        Compass Minerals' Annual Report on Form 10-K for the year ended December 31, 2013 (including Compass Minerals' audited annual financial statements) is provided with the Proxy Statement to those stockholders requesting copies. The Annual Report does not constitute a part of the proxy solicitation materials and is not incorporated by reference into this Proxy Statement.

YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE PROMPTLY VOTE ONLINE OR BY TELEPHONE OR SUBMIT YOUR PROXY.

 QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

What is the purpose of the Annual Meeting?

        At the Annual Meeting, the stockholders will be asked to:

  1.
  Elect three directors, each for a term of three years;

  2.
  Ratify the appointment of Ernst & Young LLP as Compass Minerals' independent registered accounting firm for fiscal year 2014; and

  3.
  Provide an advisory vote to approve the compensation of the named executive officers for the fiscal year ended December 31, 2013, as set forth in the Proxy Statement.

        Stockholders will also transact any other business that may properly come before the meeting. Members of Compass Minerals' management team and a representative of Ernst & Young LLP, Compass Minerals' independent registered accounting firm for 2014, have been invited to be present at the meeting to respond to appropriate questions from stockholders.

Why did I receive a one-page notice in the mail regarding the Internet availability of proxy materials instead of a full set of proxy materials?

        Pursuant to rules adopted by the SEC, the Company has elected to provide access to its proxy materials over the Internet. Accordingly, the Company is sending a Notice of Internet Availability of Proxy Materials to the Company's stockholders. All stockholders will have the ability to access the proxy materials on the website referred to in the Notice of Internet Availability of Proxy Materials or request to receive a printed set of the proxy materials. Instructions on how to access the proxy materials over the Internet or to request a printed copy may be found in the Notice of Internet Availability of Proxy Materials. In addition, stockholders may request to receive proxy materials in printed form by mail or electronically by email on an ongoing basis.

How can I get electronic access to the proxy materials?

        The Notice of Internet Availability of Proxy Materials will provide you with instructions regarding how to view the Company's proxy materials for the Annual Meeting on the Internet and how to instruct the Company to send future proxy materials, including the Notice of Internet Availability of Proxy Materials, to you electronically by email. The Company's proxy materials are also available on the Company's website at http://www.compassminerals.com.

How can I request and receive a paper or email copy of the proxy materials?

        You may request and receive a paper or email copy of the proxy materials at no cost by Internet at http://www.proxyvote.com; by telephone at 1-800-579-1639 or by email. In each case, you will need your 12 digit investor identification number from the Notice of Internet Availability of Proxy Materials to request the materials.

Who is entitled to vote?

        The record date for the meeting is March 10, 2014. Only stockholders of record at the close of business on that date are entitled to vote at the meeting. Each outstanding share of common stock is entitled to one vote for all matters before the meeting. At the close of business on the record date, there were 33,504,663 shares of Compass Minerals common stock outstanding.

Am I entitled to vote if my shares are held in "street name"?

        If your shares are held by a bank or brokerage firm, you are considered the "beneficial owner" of shares held in "street name." If your shares are held in street name, the Notice of Internet Availability of Proxy Materials is being forwarded to you by your bank or brokerage firm (the "record holder"). If you request printed copies of the proxy materials by mail, you will receive a voting instruction form from the record holder. As the beneficial owner, you have the right to direct your record holder how to vote your shares and the record holder is required to vote your shares in accordance with your instructions. If you do not give instructions to your bank or brokerage firm, it will nevertheless be entitled to vote your shares with respect to "routine" items but will not be permitted to vote your shares with respect to "non-routine" items. In the case of a "non-routine" item, your shares will be considered "broker non-votes" on that proposal.

        As the beneficial owner of shares, you are invited to attend the Annual Meeting. If you are a beneficial owner, however, you may not vote your shares in person at the meeting unless you obtain a proxy form from the record holder of your shares and bring it to the Annual Meeting.

Which ballot measures are considered "routine" or "non-routine"?

        The advisory vote on the ratification of the appointment of Ernst & Young LLP as the Company's independent registered accounting firm for 2014 (Proposal No. 2) is considered routine under applicable rules. A broker or other nominee may generally vote on routine matters, and therefore no broker non-votes are expected to exist in connection with Proposal No. 2.

        The election of directors (Proposal No. 1) and the advisory vote to approve the compensation of named executive officers (Proposal No. 3) are considered non-routine under applicable rules. A broker or other nominee cannot vote without instructions on non-routine matters, and therefore broker non-votes may exist for Proposals No. 1 and 3. It is important that you vote or direct the voting of your stock.

How many shares must be present to hold the meeting?

        A quorum must be present at the meeting for any business to be conducted. The presence at the meeting, in person or by proxy, of the holders of a majority of the shares of common stock outstanding on the record date will constitute a quorum. Proxies received but marked as abstentions or treated as broker non-votes will be included in the calculation of the number of shares considered to be present at the meeting.

Who may attend the Annual Meeting?

        All Compass Minerals stockholders as of the record date, March 10, 2014, may attend the Annual Meeting.

What if a quorum is not present at the meeting?

        If a quorum is not present at the scheduled time of the meeting, the stockholders who are represented may adjourn the meeting until a quorum is present. The time and place of the adjourned meeting will be announced at the time the adjournment is taken and no other notice will be given. Class II Directors currently in office will continue to serve until their successors are elected and qualified.

What does it mean if I receive more than one Notice of Internet Availability of Proxy Materials or proxy card?

        It means that your shares are held in more than one account at the transfer agent and/or with banks or brokers. Please vote all of your shares by voting by telephone or Internet with respect to each Notice of

Internet Availability of Proxy Materials you receive, or by completing and returning each proxy card you receive.

If I am a stockholder of record of the Company's shares, how do I vote?

        There are four ways to vote:

  •
  Via the Internet.  You may vote by proxy via the Internet by following the instructions provided in the Notice of Internet Availability of Proxy Materials.

  •
  By telephone.  You may vote by proxy by calling the toll-free number found on the Notice of Internet Availability of Proxy Materials or, if you request printed copies of the proxy materials be sent to you by mail, you may vote by proxy by calling the toll-free number found on the proxy card.

  •
  By mail.  If you request printed copies of the proxy materials be sent to you by mail, you may vote by proxy by filling out the proxy card and sending it back in the envelope provided.

  •
  In person.  If you are a stockholder of record, you may vote in person at the Annual Meeting. If you desire to vote in person at the Annual Meeting, please request a ballot when you arrive.

If I am a beneficial owner of shares held in "street name," how do I vote?

        There are four ways to vote:

  •
  Via the Internet.  You may vote by proxy via the Internet by visiting http://www.proxyvote.com and entering the control number found in the Notice of Internet Availability of Proxy Materials.

  •
  By telephone.  You may vote by proxy by calling the toll-free number found on the Notice of Internet Availability of Proxy Materials or, if you request printed copies of the proxy materials be sent to you by mail, you may vote by proxy by calling the toll-free number found on the voting instruction form you received from the record holder.

  •
  By mail.  If you request printed copies of the proxy materials be sent to you by mail, you may vote by proxy by filling out the voting instruction form you received from the record holder and sending it back in the envelope provided.

  •
  In person.  If you are a beneficial owner of shares held in street name (e.g., through a bank or broker) and you wish to vote in person at the Annual Meeting, you must obtain a legal proxy from the record holder, bring it to the Annual Meeting, and present it for a ballot to be able to vote in person.

Who will count the votes?

        Broadridge Financial Services, Inc. will tabulate the votes.

How does the Board of Directors recommend I vote on the proposals?

        Your Board recommends that you vote:

  •
  FOR the election of the three nominees to the Board of Directors;

  •
  FOR the ratification of Ernst & Young LLP as Compass Minerals' independent registered accounting firm; and

  •
  FOR adoption of the advisory resolution approving the compensation of the named executive officers for the fiscal year ended December 31, 2013, as set forth in the Proxy Statement.

What if I do not specify how my shares are to be voted?

        If you submit a proxy, but do not indicate any voting instructions, your shares will be voted:

  •
  FOR the election of the three nominees to the Board of Directors;

  •
  FOR the ratification of Ernst & Young LLP as Compass Minerals' independent registered accounting firm; and

  •
  FOR adoption of the advisory resolution approving the compensation of the named executive officers for the fiscal year ended December 31, 2013, as set forth in the Proxy Statement.

What if I do not return my proxy and do not attend the Annual Meeting?

        If you are a holder of record (that is, your shares are registered in your own name with our transfer agent) and you do not vote your shares, your shares will not be voted.

        If you hold your shares in "street name," and you do not give your bank, broker, or other holder of record specific voting instructions for your shares, your record holder can vote your shares on the ratification of the independent registered accounting firm. However, your record holder cannot vote your shares without your specific instructions on the election of directors and the advisory vote on executive compensation, so it is important that you provide such voting instructions.

        For the proposals listed above for which a broker cannot vote without your instruction, if you do not provide voting instructions to your broker on such proposals, the votes will be considered "broker non-votes" and will not be counted in determining the outcome of the vote. "Broker non-votes" will be counted as present for purposes of determining whether enough votes are present to hold the Annual Meeting.

Will any other business be conducted at the meeting?

        We know of no other business that will be presented at the meeting. If any other matter properly comes before the stockholders for a vote at the meeting, however, the proxy holders will vote your shares in accordance with their best judgment.

How many votes are required to elect the director nominees?

        The affirmative vote of a plurality of the votes cast at the meeting is required to elect the three nominees as directors. This means that the three nominees will be elected if they receive more affirmative votes than any other person. If you mark "Withhold" with respect to one or more nominees, your shares will not be voted with respect to the person or persons indicated, although they will be counted for purposes of determining whether there is a quorum.

What happens if a nominee is unable to stand for election?

        If a nominee is unable to stand for election, the Board of Directors may either reduce the number of directors to be elected or select a substitute nominee. If a substitute nominee is selected, the proxy holders will vote your shares for the substitute nominee unless you have withheld authority.

How many votes are required to ratify the appointment of Compass Minerals' independent registered accounting firm?

        The ratification of the appointment of Ernst & Young LLP as Compass Minerals' independent registered accounting firm requires the affirmative vote of a majority of the shares present at the meeting in person or by proxy and entitled to vote.

How many votes are required to adopt the advisory resolution approving the Company's executive compensation?

        The advisory resolution approving the Company's executive compensation as disclosed in this Proxy Statement requires the affirmative vote of a majority of the shares present at the meeting in person or by proxy and entitled to vote.

How will abstentions be treated?

        A vote to "withhold" on the election of directors will have no effect on the outcome. A vote to "abstain" on the ratification of the appointment of the independent registered accounting firm and on the advisory resolution approving the Company's executive compensation will have the effect of a vote against.

        If you vote to "withhold" or "abstain," your shares will be counted as present for purposes of determining whether enough votes are present to hold the Annual Meeting.

How will broker non-votes be treated?

        Broker non-votes will be treated as shares present for quorum purposes but not entitled to vote, so they will not affect the outcome of any proposal.

Where can I find the voting results of the Annual Meeting?

        We plan to announce preliminary voting results at the Annual Meeting and to publish final results in a Current Report on Form 8-K filed with the SEC no later than May 13, 2014. After the Form 8-K is filed, you may obtain a copy by visiting our website.

PROPOSAL 1—ELECTION OF DIRECTORS

Current Nominees

        The Board of Directors currently consists of nine directors divided into three classes (Class I, Class II and Class III). Directors in each class are elected to serve for three-year terms that expire in successive years. The terms of the Class II directors will expire at the upcoming Annual Meeting.

        The Board of Directors has nominated each of Bradley J. Bell, Richard S. Grant and Amy J. Yoder for election as Class II directors for three-year terms expiring at the Annual Meeting of Stockholders to be held in 2017 or until their successors are elected and qualified. Messrs. Bell and Grant and Ms. Yoder currently serve as Class II directors. Mr. Bell was first elected to serve on the Board of Directors in 2003, Mr. Grant in 2004 and Ms. Yoder in 2012.

        Each nominee has consented to being named in this Proxy Statement and has agreed to serve if elected. If a nominee is unable to stand for election, the Board of Directors may either reduce the number of directors to be elected or select a substitute nominee. If a substitute nominee is selected, the proxy holders will vote your shares for the substitute nominee unless you have withheld authority.

        The affirmative vote of a plurality of the votes cast at the meeting is required to elect the three nominees as directors. This means that the three nominees will be elected if they receive more affirmative votes than any other person.

YOUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE
ELECTION OF EACH OF THE THREE NOMINEES.

        The following table sets forth, with respect to each nominee, his or her name, age, principal occupation, and employment during the past five years, the year in which he or she first became a director of Compass Minerals and directorships held in other public companies during the past five years as well as the experience, qualifications, attributes and skills that led to the conclusion that he or she should serve as a director.

NOMINEES FOR ELECTION AS CLASS II DIRECTORS FOR A THREE-YEAR
TERM EXPIRING AT THE 2017 ANNUAL MEETING

Director	Age	Principal Occupation and Directorships
Mr. Bradley J. Bell	61	Bradley J. Bell has been a director of the Company since December 2003. Mr. Bell was Executive Vice President and Chief Financial Officer of Nalco Holding Company from November 2003 until his retirement in December 2010. From 1997 to 2003, Mr. Bell served as Senior Vice President and Chief Financial Officer of Rohm and Haas Company, an international manufacturer of specialty chemicals. Since 2001, Mr. Bell has served as a director of IDEX Corporation, a publicly traded global fluidics company. Mr. Bell is also a director of Hennessy Capital Acquisition Corp., a newly organized special purpose acquisition company.

Beyond meeting the minimum qualifications discussed under "Corporate Governance Guidelines," Mr. Bell brings to the Board his valuable experience in finance and financial reporting, strategic planning and acquisitions and divestitures. In addition, his significant knowledge of capital markets makes him a valuable member of the Board.

Mr. Richard S. Grant	67

Richard S. Grant has been a director of the Company since April 2004. From 1998 through 2002, Mr. Grant served as Chief Executive Officer of BOC Process Gas Solutions, a global business providing utilities and services primarily to the chemical, petrochemical and metals industries. Concurrently, he served as a director of the BOC Group plc and Chairman of CNC sa, a Mexican joint venture. Mr. Grant served as Interim Chief Executive Officer of the Company from December 28, 2012 to January 16, 2013, the day before Mr. Malecha's start date. Mr. Grant currently serves as a director of BlueLinx Holdings, Inc., a distributor of building products.

Beyond meeting the minimum qualifications discussed under "Corporate Governance Guidelines," Mr. Grant brings to the Board his valuable experience with general management and strategic planning, including oversight of major capital projects. In addition to his dual U.S.-U.K. citizenship, Mr. Grant's significant experience serving on the boards of directors and board committees of other publicly traded and international companies makes him a valuable member of the Board.

Director	Age	Principal Occupation and Directorships
Ms. Amy J. Yoder	47

Amy J. Yoder has been a director of the Company since May 2012. Ms. Yoder is the Chief Executive Officer and President of Arysta LifeScience North America, LLC, a division of the world's largest privately held crop protection and life science company. For more than five years prior to joining Arysta in 2010, Ms. Yoder's substantial experience included positions as a senior advisor to Atlas Advisors, LLC; President of the United Industries division of Spectrum Brands, Inc.; Vice President and General Manager for Biolab of Chemtura, Inc.; Vice President of the turf and specialty division of Nufarm Ltd.; President of the UAPTimberland division of United Agri Products; and North American brand manager, national sales manager, and local market manager at Monsanto.

Beyond meeting the minimum qualifications discussed under "Corporate Governance Guidelines," Ms. Yoder brings to the Board her valuable experience in sales analysis, distribution, marketing and strategic planning. In addition, her significant experience in the agrichemical industry makes her a valuable member of the Board.

Continuing Directors

        The terms of Compass Minerals' three Class III directors and three Class I directors expire at the Annual Meeting of Stockholders in 2015 and 2016, respectively. The following tables set forth, with respect to Class III and Class I directors, their names, ages, principal occupations and directorships during the past five years, the year in which they first became directors of Compass Minerals, and directorships in other public companies during the past five years (even if they no longer serve on those boards). The tables also set forth the experience, qualifications, attributes and skills that led to the conclusion that they should serve as directors.

CLASS III DIRECTORS CONTINUING IN OFFICE
WHOSE TERMS EXPIRE AT THE 2015 ANNUAL MEETING

Director	Age	Principal Occupation and Directorships
Mr. David J. D'Antoni	69	David J. D'Antoni has been a director of the Company since November 2004. In September 2004, Mr. D'Antoni retired from Ashland, Inc. where he served as Senior Vice President and Group Operating Officer of APAC and Valvoline since March 2000. He also served as President of APAC and Ashland Chemical. Mr. D'Antoni has served as a director of State Auto Financial Corporation, an insurance holding company since 1995, and as a director of OMNOVA Solutions, Inc., a global provider of emulsion polymers, specialty chemicals and decorative and functional surfaces since 2004.

Beyond meeting the minimum qualifications discussed under "Corporate Governance Guidelines," Mr. D'Antoni brings to the Board his valuable experience with general management and acquisitions and divestitures. In addition, Mr. D'Antoni's significant knowledge of legal, regulatory, and environmental, health and safety matters makes him a valuable member of the Board.

Mr. Perry W. Premdas	61

Perry W. Premdas has been a director of the Company since December 2004. Mr. Premdas was the Chief Financial Officer of Celanese AG and a member of its board of management from 1999 to 2004. From 1997 to 1998, Mr. Premdas served as a Senior Executive Vice President and Chief Financial Officer of Centeon LLC, a joint venture of Hoechst AG and Rhone Poulenc SA. From 2007 to 2010, Mr. Premdas served as a director of Ferro Corporation, a global producer of technology-based performance materials for manufacturers and from 2008 to 2011 served as a director of Fresenius Kabi Pharmaceuticals Holding, Inc., an integrated pharmaceutical company that develops, manufactures and markets injectable pharmaceutical products. Since 2008, Mr. Premdas has served as a director of Balchem Corporation, an international specialty products manufacturer.

Beyond meeting the minimum qualifications discussed under "Corporate Governance Guidelines," Mr. Premdas brings to the Board his valuable experience in finance and general management of global businesses, as well as service experience on the audit committees of other public companies. In addition, Mr. Premdas' significant knowledge of chemical businesses makes him a valuable member of the Board.

Director	Age	Principal Occupation and Directorships
Mr. Allan R. Rothwell	66

Allan R. Rothwell has been a director of the Company since March 2006. In April 2006, Mr. Rothwell retired from Eastman Chemical Company where he served as Executive Vice President and President of its Voridian Division. Mr. Rothwell joined Eastman Chemical in 1969 and held various positions including Vice President, Corporate Development and Strategy; President, Chemicals Group; Senior Vice President and Chief Financial Officer; and President, Polymers Group. Mr. Rothwell has served as a director of OMNOVA Solutions, Inc., a global provider of emulsion polymers, specialty chemicals and decorative and functional surfaces since 2010.

Beyond meeting the minimum qualifications discussed under "Corporate Governance Guidelines," Mr. Rothwell brings to the Board his valuable experience in sales and general strategic planning of a global chemical business and his international business experience, having lived in Japan for four years while having responsibility for operations in both Japan and Korea. In addition, Mr. Rothwell's significant knowledge of finance and acquisitions and divestitures makes him a valuable member of the Board.

CLASS I DIRECTORS CONTINUING IN OFFICE
WHOSE TERMS EXPIRE AT THE 2016 ANNUAL MEETING

Director	Age	Principal Occupation and Directorships
Mr. Eric Ford	59	Eric Ford has been a director of the Company since August 2011. Mr. Ford was Executive Vice President, Office of the Chief Executive Officer of Peabody Energy Corporation when he recently retired in January 2014. Peabody Energy Corp. is the world's largest private-sector coal company, and Mr. Ford was an executive with that company in various senior executive roles since March 2007. In his last role, Mr. Ford oversaw strategic aspects of the Australia platform, including business direction, operational and commercial strategy and performance, and external stakeholder interaction. Prior to joining Peabody, he served as Chief Executive Officer of Anglo Coal Australia Pty Ltd.

Beyond meeting the minimum qualifications discussed under "Corporate Governance Guidelines," Mr. Ford brings to the Board his valuable career of experience in managing and operating mining businesses on 4 continents, including general and strategic long-term planning of resources and his global business and cultural experience. In addition, Mr. Ford's significant knowledge of project development and delivery together with safety, health and the environment, makes him a valuable member of the Board.

Director	Age	Principal Occupation and Directorships
Mr. Francis J. Malecha	50

Francis J. Malecha has been a director of the Company since January 2013, when he was retained as President and Chief Executive Officer and appointed to the Board of Directors. Stockholders elected Mr. Malecha to the Board in May 2013. He joined Compass Minerals with more than 25 years of experience in agri-business. From 2007 through 2012, he served as Chief Operating Officer-Grain of Viterra Inc., a global agri-business company where he worked from 2000 to 2013 and also served as Senior Vice President—Grain and Vice President—Grain Merchandising & Transportation from 2000 to 2007. Viterra Inc. was acquired by Glencore International plc in December 2012, and Mr. Malecha was named Head of Agricultural Products, North America. At Viterra Inc., Mr. Malecha's responsibilities included global grain merchandising, transportation, operations, commodity risk management, and international merger and acquisition activity. Prior to Viterra Inc., Mr. Malecha worked for fifteen years with General Mills, Inc. in the grain division.

Beyond meeting the minimum qualifications discussed under "Corporate Governance Guidelines," Mr. Malecha brings to the Board his valuable experience in global merchandising, transportation, operations, commodity risk management, and general management of global materials businesses. He also has valuable experience in international merger and acquisition activities, and his position as CEO, make him a uniquely qualified member of the Board.

Mr. Paul S. Williams	54

Paul S. Williams has been a director of the Company since June 2009. From April 2001 through April 2005, Mr. Williams served as Executive Vice President, Chief Legal Officer & Corporate Secretary of Cardinal Health, Inc., a provider of products and services to healthcare providers and manufacturers. He also currently serves as a director of State Auto Financial Corp., an insurance holding company, and Bob Evans Farms, Inc., an owner and operator of restaurants. Mr. Williams has been a Partner and Managing Director with Major, Lindsey & Africa, LLC, an executive recruiting firm, since April 2005, where he also serves as Director of Global Diversity Search, assisting legal organizations in enhancing their diversity. He is a well-respected leader in the area of diversity, frequently speaking on diversity-related issues.

Beyond meeting the minimum qualifications discussed under "Corporate Governance Guidelines," Mr. Williams brings to the Board his valuable experience in acquisitions and divestitures and legal and regulatory matters, drawing from his service on the boards of directors and board committees of other publicly traded companies. In addition, Mr. Williams' significant knowledge of human resources and leadership development as well as compensation policies makes him a valuable member of the Board.

 INFORMATION REGARDING BOARD OF DIRECTORS AND COMMITTEES

Director Independence

        As required by the rules of the New York Stock Exchange ("NYSE"), the Board of Directors evaluates the independence of its members at least annually and at other appropriate times when a change in circumstances could potentially impact the independence of one or more directors (e.g., in connection with a change in employment status.)

        Under the general NYSE director independence rules, a director is independent if the Board of Directors affirmatively determines that the director currently has no direct or indirect material relationship with the Company, and for the last three years:

  •
  the director has not been an employee of the Company, and no member of the director's immediate family has served as an executive officer of the Company;

  •
  neither the director nor any member of the director's immediate family has received more than $120,000 per twelve-month period in direct compensation from the Company (excluding director or committee fees, pensions or deferred compensation for prior service);

  •
  the director has not been a partner or employed by, and no member of the director's immediate family has been affiliated with or employed in a professional capacity by, the Company's present or former internal or external auditors;

  •
  neither the director nor any member of the director's immediate family has been employed as an executive officer by any company whose compensation committee includes an executive officer of the Company; and

  •
  the director has not been employed by, and no member of the director's immediate family has been an executive officer of any company that makes payments to or receives payments from the Company for property or services in amounts exceeding the greater of $1 million or 2% of such company's consolidated gross revenues for any fiscal year.

        In making this determination, the Board of Directors broadly considers the relevant facts and circumstances, including:

  •
  the nature of any relationships with the Company, including personal and business relationships as well as any relationships with the director's employer or any company on whose board the director serves;

  •
  the significance of the relationship to the Company, the other organization and the individual director;

  •
  whether or not the relationship is solely a business relationship in the ordinary course of the Company's and the other organization's businesses and does not afford the director any special benefits; and

  •
  any commercial, banking, consulting, legal, accounting, charitable and familial relationships.

        After considering the standards for independence adopted by the NYSE and the various other factors described above, the Board of Directors has determined that, in its judgment, Bradley J. Bell, David J. D'Antoni, Eric Ford, Richard S. Grant, Perry W. Premdas, Allan R. Rothwell, Paul S. Williams and Amy J. Yoder are independent directors. The Board of Directors made additional determinations for Compensation and Audit Committee member independence as described in the applicable sections below. In making these determinations, the Board of Directors has considered the relevant facts and circumstances. The Board of Directors has also determined that, in its judgment, there are no other relationships, whether industrial, banking, consulting, legal, accounting, charitable or familial, which would impair the independence of any of these directors or nominees. Under NYSE rules, CEO Francis J. Malecha is not deemed independent due to his current position as a Company employee. As permitted under the NYSE rules, Richard S. Grant is independent, even though he served as Interim CEO for the short period from December 29, 2012 until January 16, 2013.

        None of the directors, other than Mr. Malecha and Mr. Grant while serving as Interim CEO for the period described above, received any compensation from the Company other than customary director fees, including Lead Independent Director fees, fees for chairing Board committees, and an annual committee service fee.

Meetings

        The Board of Directors held five meetings and acted by unanimous consent four times during 2013. All of the directors of the Company attended at least three-quarters of the meetings held by the Board of Directors and the applicable committees during their tenure in 2013.

Board Leadership

        The Board of Directors has a Lead Independent Director, charged with chairing the executive sessions of non-employee directors, and coordinating evaluations of the Board, Board committees, individual directors and CEO performance. The Lead Independent Director also acts as a liaison between the non-employee directors and the Company's management and assists the Company's Chief Executive Officer in establishing agendas for Board meetings and prioritizing Board activities and other matters pertinent to the Company and the Board of Directors. Executive sessions of non-employee directors are held as part of each regularly scheduled meeting of the Board of Directors. Any non-employee director can request that an additional executive session be scheduled. In May 2013, the Board of Directors elected Richard S. Grant to serve as Lead Independent Director. Mr. Grant has served in that position since it was created on May 9, 2006, except during his short service as Interim Chief Executive Officer.

        We believe our Board leadership is effective. The current structure appropriately allows full discussion of significant issues, supported by input from executive management. Agendas for board meetings are built around an annual board approved matrix of topics with additional elements developed jointly by the CEO and the Lead Independent Director with input from the other directors. Board meetings are led by the CEO with significant input from the Lead Independent Director. All directors (other than the CEO) are independent. Functioning in this manner, the Board presently does not see the need to have a Chairman.

        The Board of Directors periodically considers whether this leadership structure is appropriate for the Company and has concluded that the structure remains appropriate given the specific circumstances of the Company, including the established effectiveness of the Lead Independent Director's role on the board, the Nominating/Corporate Governance Committee's significant role in the nominee selection process for new or re-elected directors, the independence of all eight non-management directors of the Board, and the effectiveness of the executive session meetings of non-employee directors at each regularly scheduled meeting of the Board of Directors.

Board's Role in Risk Oversight

        The Board's role in the Company's risk management process is one of oversight. Risk management activities are the responsibility of Company management, and include the development of strategies and actions to anticipate, identify, assess, manage and appropriately mitigate the identified risks.

        Company management has implemented an enterprise risk management process and presents an overview of those findings periodically to the Board of Directors. Specific committees of the Board of Directors, in particular the Audit Committee and the Environmental Health and Safety Committee, are provided with more specific information on risk mitigation activities relating to the responsibilities of those committees. In addition, the Compensation Committee of the Board evaluates and oversees risks associated with compensation practices, and the Nominating/Corporate Governance Committee of the Board evaluates and oversees governance risks.

        The Company's enterprise risk management process is intended to identify and assess risk and to develop strategies regarding risk acceptance, reduction, mitigation or avoidance. The Company's management periodically presents a report on enterprise risk management to the entire Board of Directors, providing the Board of Directors an opportunity to inquire and provide guidance on the Company's risk management activities. The Audit Committee reviews the enterprise risk management process and financial risks annually, and the entire Board is provided with background and mitigation plans for identified key risks. Risk assessment and management is also reflected in the Company's annual strategic planning process. The resulting strategic plan is presented to and discussed by the Board of Directors annually.

        The independent structure of the Board of Directors enables objective oversight of the risk management process.

Compensation Policies and Practices Related to Risk Management

        The Compensation Committee of the Board of Directors and Company management considered whether risks arising from the Company's compensation policies and practices are reasonably likely to have a material adverse effect on the Company. This analysis included the broad facts and circumstances of the Company's executive compensation program, pay rates of Company employees compared to payment practices at peer companies, the mix of corporate/business-unit bonus plan targets, share ownership in the key employee group, and broad stock ownership guidelines. Based on that analysis, the Compensation Committee of the Board of Directors and Company management determined that the risks arising from the Company's policies and practices are not reasonably likely to have a material adverse impact on the Company.

Policies

        The Board of Directors has a policy limiting the number of public company boards on which a director may serve. Non-employee directors are limited to five board positions of for-profit companies, while the Chief Executive Officer of the Company is limited to two board positions of for-profit companies (in both cases the total number includes the Company) without the approval of the Board of Directors. In 2013, the Board of Directors and each committee reviewed its performance, and the Board reviewed the performance of individual directors. Each year, the Board of Directors works with Company management to prepare and review succession and development plans for the CEO and all executive officers.

Committees

        Committees of the Board of Directors include an Audit Committee, a Compensation Committee, a Nominating/Corporate Governance Committee, and an Environmental, Health and Safety Committee. Committee memberships as of the date of this proxy are as follows:

Audit Committee	Compensation Committee	Nominating/ Corporate Governance Committee	Environmental, Health and Safety Committee
Perry W. Premdas Chair	Bradley J. Bell Chair	David J. D'Antoni Chair	Allan R. Rothwell Chair
Richard S. Grant	Eric Ford	Bradley J. Bell	David J. D'Antoni
Allan R. Rothwell	Richard S. Grant	Perry W. Premdas	Eric Ford
Paul S. Williams	Paul S. Williams	Amy J. Yoder	Francis J. Malecha
Amy J. Yoder

        Audit Committee.    The Audit Committee held nine meetings in 2013 and acted by unanimous consent one time during 2013. The Audit Committee is governed by the Audit Committee Charter, which is available on the Company's website (http://www.compassminerals.com). The functions of the Audit Committee are described in the Audit Committee Charter and include:

  •
  overseeing the work of the Company's internal accounting and auditing processes and discussing with management the Company's processes to manage business and financial risk, and to ensure compliance with significant applicable legal, ethical and regulatory requirements;

  •
  responsibility for the appointment, compensation, retention and oversight of the independent registered accounting firm engaged to prepare or issue audit reports on the financial statements of the Company;

  •
  responsibility for overseeing the independent registered accounting firms' qualifications and independence;

  •
  annually reviewing and assessing the Company's Code of Business Conduct and Ethics, and submitting recommendations to the Board; and

  •
  at least annually, reviewing and evaluating its charter, and its own performance including its compliance with its charter and reporting the results of such evaluation, including any changes in procedures or policies to the Board of Directors.

        The Audit Committee relies on the expertise and knowledge of management, the Company's internal auditors, and the independent registered accounting firm in carrying out its oversight responsibilities.

        The Company has adopted a Code of Business Conduct and Ethics for our directors, officers, and employees. Depending upon the type of violation, violations are required to be reported to a supervisor, the next level of management, a human resources representative, the Company's internal audit group, Company legal counsel or the Chief Compliance Officer. Violations may also be reported to the Company's anonymous Compliance Hotline. If the Chief Compliance Officer determines that a director, officer or employee of the Company has violated the Code of Business Conduct and Ethics, he must report the violation to the Chief Executive Officer and the Company's Audit Committee. The Code of Business Conduct and Ethics is available on the Company's website (http://www.compassminerals.com).

        The Board of Directors has affirmatively determined that, in its judgment, each member of the Audit Committee meets the independence requirements for Audit Committee members as established by the NYSE. During the period of December 29, 2012 until January 16, 2013, Mr. Grant resigned from the Audit Committee while serving as Interim CEO, and he resumed his position on the Audit Committee when Mr. Malecha commenced work as CEO on January 17, 2013. The Board of Directors has also determined that Perry W. Premdas and Allan R. Rothwell are each an "audit committee financial expert," as defined by applicable rules of the SEC. A report of the Audit Committee is set forth on page 26 of this Proxy Statement.

        Compensation Committee.    The Compensation Committee held nine meetings in 2013 and acted by unanimous consent two times. The Compensation Committee is governed by the Compensation Committee Charter which is available on the Compass Minerals website (http://www.compassminerals.com). The Compensation Committee is charged with, among other things:

  •
  at least annually, reviewing the compensation philosophy of the Company;

  •
  at least annually, reviewing and approving corporate goals and objectives relating to the compensation of the CEO, evaluating the performance of the CEO in light of those goals and objectives, and determining and approving the compensation of the CEO based on such evaluation;

  •
  at least annually, reviewing and approving all compensation, including perquisites, for all executives of the Company who directly report to the CEO;

  •
  making recommendations to the Board of Directors with respect to non-CEO compensation, incentive-compensation plans, equity-based plans, retirement plans, and reviewing and approving all officers' employment agreements and severance arrangements;

  •
  at least annually, reviewing the compensation of the Board as compared to other similarly sized or industry-related companies;

  •
  striving to ensure that the compensation paid to the Company's executive officers is fully deductible under the Internal Revenue Code of 1986, as amended;

  •
  at least annually, reviewing and evaluating its charter, and its own performance including its compliance with its charter and reporting the results of such evaluation, including any changes in procedures or policies to the Board of Directors;

  •
  reviewing the risks related to the Company's compensation policies and practices, and reviewing and discussing, at least annually, the relationship between the Company's risk management policies and practices, the Company's corporate strategy, and the Company's compensation policies and practices;

  •
  reviewing and approving the Company's Director Compensation Report, and reviewing and discussing with management the Compensation Discussion & Analysis ("CD&A") and, based on those discussions, determining whether to recommend to the Board that the CD&A be included in the Company's Proxy Statement; and

  •
  appointing, compensating and overseeing compensation advisers after considering their independence, identifying and resolving any conflicts of interest with compensation advisers, and disclosing information required by Exchange Act Section 10C(c)(2) and related NYSE rules regarding retention and advice from such compensation advisers.

        The Board of Directors has affirmatively determined that, in its judgment, each member of the Compensation Committee meets the definition of an independent director as established by the NYSE. During the period of December 29, 2012 until January 16, 2013, Mr. Grant resigned from the Compensation Committee while serving as Interim CEO, and he resumed his position on the Compensation Committee when Mr. Malecha commenced work as CEO on January 17, 2013. A report of the Compensation Committee is set forth on page 56 of this Proxy Statement.

        Nominating/Corporate Governance Committee.    The Nominating/Corporate Governance Committee is governed by the Nominating/Corporate Governance Committee Charter, which is available on the Company's website (http://www.compassminerals.com). The Nominating/Corporate Governance Committee held four meetings during 2013. The functions of the Nominating/Corporate Governance Committee are described in the Nominating/Corporate Governance Committee Charter and include:

  •
  assessing and determining whether to recommend for re-election to the Board each incumbent director nearing the end of his or her term, taking into account his or her effectiveness, fit and potential future contribution if re-elected;

  •
  identifying, interviewing and nominating new candidates for election as directors at the next Annual Meeting of Stockholders (or a special meeting of stockholders at which directors are to be elected) and recommending new candidates to fill Board vacancies that arise between stockholders' meetings;

  •
  recommending minimum qualifications for directors and committee appointments, committee chairs and Lead Independent Director to the Board;

  •
  developing and recommending policies and procedures for submissions by stockholders of director candidates and consideration of those candidates by the Board;

  •
  developing and recommending to the Board a set of corporate governance guidelines and principles applicable to the Company, and at least annually, recommending updates if necessary that reflect changes in legislation, listing standards or good corporate practices;

  •
  annually reviewing director independence and related party transactions and reporting any material transactions to the Audit Committee and Board of Directors as appropriate; and

  •
  at least annually, reviewing and evaluating its charter, and its own performance including its compliance with its charter.

        The Board of Directors has affirmatively determined that, in its judgment, each member of the Nominating/Corporate Governance Committee meets the definition of an independent director as established by the NYSE.

        Environmental, Health and Safety Committee.    The Environmental, Health and Safety Committee was established to monitor compliance with environmental, health and safety initiatives and policies adopted by the Company. The Environmental, Health and Safety Committee Charter is available on the Company's website (http://www.compassminerals.com). The Committee held four meetings in 2013. The functions of the Environmental, Health and Safety Committee are described in its Charter and include:

  •
  reviewing and discussing with management the significant risks or exposures faced by the Company in the health, safety, and environmental areas and the steps taken by management to address them;

  •
  reviewing and discussing the Company's health, safety, and environmental objectives, policies and performance, including metrics relevant to assess that performance;

  •
  reviewing and discussing with the Committee the laws and regulations that apply to the Company relating to environmental, health, and safety matters and management's processes to ensure compliance with them as well as significant pending legislative, regulatory, and social issues and trends relating to health, safety and environmental matters;

  •
  meeting regularly with executive officers and senior operations managers who are primarily responsible for creating and following the Company's environmental, health, and safety policies & procedures to review those policies & procedures and the Company's adherence to them;

  •
  reviewing the environmental and safety disclosures included in the Company's periodic reports on Forms 10-K and 10-Q;

  •
  reviewing with Company management employee engagement and culture relating to health, safety or environmental matters and advising the Company's Compensation Committee with respect to incentive compensation metrics relating to health, safety or environmental matters;

  •
  reporting to the Board the results of the Committee's reviews and discussions described above, and providing periodic training and advice to the Board on matters relating to health, safety and environmental matters affecting the Company; and

  •
  at least annually, reviewing and evaluating its charter, and its own performance including its compliance with its charter and reporting the results of such evaluation, including any changes in procedures or policies to the Board of Directors.

CORPORATE GOVERNANCE GUIDELINES

Confidentiality Policy

        Directors are required to protect and hold confidential all non-public information obtained because of their position as a director of Compass Minerals unless the Board of Directors has approved the disclosure of that information.

Anti-Hedging Policy

        The Company has adopted an anti-hedging policy that prohibits all directors, officers and employees from engaging in short sales of Company securities and from buying or selling put options, call options, or other derivatives of Company securities (or engaging in comparable transactions).

Stock Ownership Guidelines

        The Board has adopted a policy requiring each non-employee director and members of senior management to obtain and maintain ownership in Compass Minerals stock (or its equivalent) at specified levels. For non-employee directors, the ownership guideline is equal to five times the annual cash retainer, and is to be achieved within five years of joining the Board of Directors and maintained at least that minimum level for the duration of the director's tenure on the Board. All directors with more than five years of service have met their stock ownership guidelines and those with fewer than five years of service are on track to meet the guidelines.

        For senior Compass Minerals management, the ownership guidelines vary depending upon the position. Restricted stock units count toward the ownership guideline for senior management as well as earned performance stock units. Stock options do not count toward the ownership guideline for senior management until exercised and issued as Compass Minerals stock.

Consideration of Director Nominees; Director Qualifications

        The Board of Directors has adopted Corporate Governance Guidelines, which are available on the Company's website (http://www.compassminerals.com). The Corporate Governance Guidelines set forth, among other things, director qualification standards. While the selection of qualified directors is a complex, subjective process that requires consideration of many intangible factors, the Corporate Governance Guidelines provide that the Nominating/Corporate Governance Committee and the Board of Directors should take into account the following criteria, among others, in considering directors and candidates for the Board:

          The minimum qualifications for a director are: (a) personal integrity; (b) a degree from an accredited college or university or equivalent professional experience; (c) five years successful experience in a senior responsible position; (d) good communication skills; (e) practical, mature business judgment; (f) experience in analyzing corporate financial statements; (g) experience and effectiveness working closely with a team of senior professionals; and (h) an understanding of organizational structure and accountability, delegation of authority, compensation practices and the dynamics of competitive businesses.

        The Nominating/Corporate Governance Committee reviews the experience, qualifications, attributes and skills that qualify each director or director nominee to serve on the Board of Directors, and the interplay of such director's and director candidate's experience, qualifications, attributes and skills with the Board as a whole, in addition to diversity and the minimum qualifications described above. In making such selections, the Company has viewed diversity broadly to include differences in customs, culture, thought, generational views, race, gender, skills, knowledge, experience and background. The Nominating/Corporate Governance Committee considers the elements of its charter in its annual evaluation of the effectiveness of its performance.

        A director shall resign effective at the annual meeting falling after such director's 72nd birthday.

Procedures for Recommendations of Director Candidates by Stockholders

        The Nominating/Corporate Governance Committee will consider director candidates submitted by stockholders of Compass Minerals. Any stockholder who has beneficially owned more than 5% of the Company's common stock for at least one year wishing to submit a candidate for consideration should send the following information to the Company at 9900 West 109th Street, Suite 100, Overland Park, Kansas 66210, Attn: Secretary:

  •
  the name and address of the stockholder submitting the candidate as it appears on the Company's books, the number and class of shares owned beneficially and of record by such stockholder, the length of period held and proof of ownership of such shares;

  •
  name of the candidate, a detailed description of, among other things, the candidate's educational and employment background, material outside commitments (e.g., current employment responsibilities, memberships on other boards and committees, charitable foundations, etc.) and a listing of the candidate's qualifications to be a director (specifically in relation to the Corporate Governance Guidelines);

  •
  any information relating to such candidate that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to the Securities Exchange Act of 1934, as amended and rules adopted thereunder;

  •
  a description of any arrangements or understandings between the recommending stockholder and such candidate; and

  •
  a signed statement from the candidate confirming his or her willingness to serve on the Board of Directors and to complete and sign the Company's questionnaire addressing conflicts of interest and adherence to the Company's Code of Business Conduct and Ethics, if elected, and a completed and signed authorization and release for a typical background check.

        The Secretary of Compass Minerals will promptly forward such materials to the Nominating/Corporate Governance Committee chair. The Secretary will also maintain copies of such materials for future reference by that Committee when filling Board positions.

        If a vacancy arises or the Board decides to expand its membership, the Nominating/Corporate Governance Committee, with the involvement of the Lead Independent Director and the CEO, will develop a position description and criteria and will seek recommendations of potential candidates from a variety of sources that may include incumbent directors, stockholders, the Company's management and third-party search firms. At that time, the Nominating/Corporate Governance Committee will also consider potential candidates submitted by stockholders in accordance with the procedures described above. The Nominating/Corporate Governance Committee will then evaluate each potential candidate's educational background, employment history, outside commitments and other relevant factors to determine whether he or she is potentially qualified to serve on the Board. The Committee seeks to identify and recruit the best available candidates, and it intends to evaluate qualified stockholder candidates on the same basis as those submitted by other sources.

        After completing this process, the Nominating/Corporate Governance Committee will determine whether one or more candidates are sufficiently qualified to warrant further investigation. If the process yields one or more desirable candidates, the Committee will rank them by order of preference, depending on their respective qualifications and Compass Minerals' needs. The Nominating/Corporate Governance Committee chair, or another director designated by the Nominating/Corporate Governance Committee chair, will then contact the desired candidate(s) to evaluate their potential interest and provide opportunity for interviews with Nominating/Corporate Governance Committee members and with other directors. Based upon interview results, the candidate's qualifications, appropriate background checks, and input from the Lead Independent Director, the CEO and other directors who have met the candidate, the Nominating/Corporate Governance Committee will then decide whether to recommend the candidate's nomination to the full Board.

        In addition, the Company's bylaws permit stockholders to nominate candidates for election as a director by following the procedure and delivering the information required by our bylaws. See also "ADDITIONAL FILINGS AND INFORMATION—Stockholder Proposals for 2015 Annual Meeting."

COMMUNICATIONS WITH THE BOARD OF DIRECTORS

        The Board of Directors has adopted the following procedures for stockholders or other interested parties to send communications to the Board or individual directors of the Company.

        Individuals seeking to communicate with the Board of Directors should submit their written comments to the Company at 9900 West 109th Street, Suite 100, Overland Park, Kansas 66210, Attn: Secretary. The Company's Secretary will forward all such communications (excluding routine advertisements and business solicitations and communications that the Secretary, in his or her sole discretion, deems to be a security risk or for harassment purposes) to each member of the Board of Directors or, if applicable, to the individual director(s) named in the correspondence.

        The Company reserves the right to screen materials sent to its directors for potential security risks and/or harassment purposes before forwarding interested party communications to the Board of Directors. The Company's Secretary will determine the appropriate timing for forwarding communications to the directors. The Secretary will consider each communication to determine whether it should be forwarded promptly or compiled and sent with other communications and other Board materials in advance of the next scheduled Board meeting.

        If an interested party wishes to communicate exclusively with the Company's Lead Independent Director or the non-management directors individually or as a group, such communication should be sent directly to the Company's Secretary who will forward any such communication directly to the Lead Independent Director or the non-management directors as specified. The Company's Secretary will first consult with and receive the approval of the Lead Independent Director before disclosing or otherwise discussing the communication with members of management or directors who are members of management.

        Although the Company does not have a formal policy regarding the attendance by members of the Board of Directors at the Annual Meetings of Stockholders, it encourages the members of the Board of Directors to attend. In 2013, all of the members of the Board of Directors then serving on the Board attended the Annual Meeting of Stockholders.

STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth certain information that has been provided to the Company with respect to beneficial ownership of shares of the Company's common stock as of March 7, 2014 (except where another date is indicated) for (i) each person who is known by the Company to own beneficially more than 5 percent of the outstanding shares of common stock, (ii) each current director and nominee for director of the Company, (iii) each named executive officer, and (iv) all current directors and current executive officers of the Company as a group.

	Shares Beneficially Owned(1)
Name and Address of Beneficial Owner	Number	Percent
RS Investment Management Co. LLC(2) One Bush Street, Suite 900 San Francisco, CA 94104	3,975,264	11.87%
Neuberger Berman Group LLC(3) 605 Third Avenue New York, NY 10158	3,546,280	10.59%
Parnassus Investments(4) 1 Market Street, Suite 1600 San Francisco, CA 94105	2,617,602	7.82%
T. Rowe Price Associates, Inc.(5) 100 E. Pratt Street Baltimore, MD 21202	2,185,946	6.5%
BlackRock, Inc.(6) 40 East 52nd Street New York, NY 10022	2,134,309	6.4%
The Vanguard Group(7) 100 Vanguard Boulevard Malvern, PA 19355	1,900,849	5.67%
Bradley J. Bell(8)	51,649	*
Steven N. Berger(8)(9)	1,063	*
Gerald J. Bucan(8)(10)	6,443	*
Keith E. Clark(8)(10)	16,772	*
David J. D'Antoni(8)(11)	32,943	*
Eric Ford(8)	3,668	*
David J. Goadby(8)(9)	50,099	*
Richard S. Grant(8)	31,511	*
Francis J. Malecha(8)(9)	6,060	*
Robert D. Miller(8)	0	*
Perry W. Premdas(8)	23,781	*
Allan R. Rothwell(8)	12,330	*
Rodney L. Underdown(8)(9)	63,589	*
Paul S. Williams(8)	4,923	*
Amy Yoder(8)	1,794	*
All directors and executive officers as a group (15 persons)(8)(9)(10)(11)	300,299	0.9%

*
Each having less than 1% of the Company's total outstanding common stock.

(1)
For purposes of this table, information as to the percentage of shares beneficially owned is calculated based on 33,508,402 shares of common stock outstanding on March 7, 2014, except that the ownership percentages shown for owners of more than 5% of the Company's common stock are based on the respective Schedule 13G/A Information Statements for December 31, 2013. The amounts and percentages of common stock beneficially owned are reported on the basis of regulations of the SEC governing the determination of beneficial ownership of securities. Under SEC rules, a person is deemed to be a beneficial owner of a security if that person has or shares voting power, which includes the power to vote or direct the voting of such security, or investment power, which includes the power to dispose of or to direct the disposition of such security. A person is also deemed to be a beneficial owner of any securities of which that person has a right to acquire beneficial ownership within sixty days. Securities that can be so acquired are deemed to be outstanding for purposes of computing such person's ownership percentage, but not for purposes of computing any other person's percentage. Under these rules, more than one person may be deemed beneficial owner of the same securities and a person may be deemed to be a beneficial owner of securities as to which such person has no economic interest. Except as otherwise indicated in these footnotes, each of the beneficial owners has, to our knowledge, sole voting and investment power with respect to the indicated shares of common stock.

(2)
Based on a Schedule 13G/A Information Statement filed by RS Investment Management Co. LLC ("RS Investment") on February 14, 2014 for December 31, 2013, disclosing that RS Investment has sole voting power over 3,860,846 shares of the Company's common stock, and sole dispositive power over 3,975,264 shares of the Company's common stock, which represented 11.87% of the Company's common stock at the time of filing. RS Global Natural Resources Fund has an interest in 1,788,565 shares of the Company's common stock, which represented 5.34% of the Company's common stock at the time of filing.

(3)
Based on a Schedule 13G/A Information Statement filed by Neuberger Berman Group LLC on February 12, 2014 for December 31, 2013, disclosing that Neuberger Berman Group LLC and Neuberger Berman LLC have shared voting power over 3,539,780 shares of the Company's common stock, and shared dispositive power over 3,546,280 shares of the Company's common stock, which represented 10.59% of the Company's common stock at the time of filing. Neuberger Berman Management LLC has shared voting power and shared dispositive power over 3,265,900 shares of the Company's common stock, which represented 9.756% of the Company's common stock at the time of filing, and Neuberger Berman Equity Funds has shared voting power and shared dispositive power over 3,064,400 shares of the Company's stock, which represented 9.15% of the Company's common stock at the time of filing.

(4)
Based on a Schedule 13G/A Information Statement filed by Parnassus Investments on February 14, 2014 for December 31, 2013, disclosing that Parnassus Investments has sole voting and dispositive power over 2,617,602 shares of the Company's common stock, which represented 7.82% of the Company's common stock at the time of filing.

(5)
Based on a Schedule 13G/A Information Statement filed by T. Rowe Price Associates, Inc. ("Price Associates") on February 12, 2014 for December 31, 2013, disclosing that Price Associates has sole voting power over 454,400 shares of the Company's common stock, and sole dispositive power over 2,185,946 shares of the Company's common stock, which represented 6.5% of the Company's common stock at the time of filing. As an investment adviser, Price Associates is deemed to be a beneficial owner of such securities; however, Price Associates informed us that it "expressly disclaims that it is, in fact, the beneficial owner of such securities."

(6)
Based on a Schedule 13G/A Information Statement filed by BlackRock, Inc. on January 28, 2014 for December 31, 2013, disclosing that BlackRock, Inc. has sole voting power over 2,006,431 shares of the Company's common stock, and sole dispositive power over 2,134,309 shares of the Company's common stock, which represented 6.4% of the Company's common stock at the time of filing. The 13G/A reports that beneficial owner subsidiaries of the parent holding company are BlackRock Advisors, LLC, BlackRock Investment Management, LLC, BlackRock Asset Management Canada Limited,

  BlackRock Asset Management Ireland Limited, BlackRock Advisors (UK) Limited, BlackRock Fund Advisors, BlackRock International Limited, BlackRock Institutional Trust Company, N.A., BlackRock Investment Management (UK) Ltd, BlackRock Investment Management (Australia) Limited, BlackRock Fund Management Ireland Limited, and BlackRock Financial Management, Inc.

(7)
Based on a Schedule 13G/A Information Statement filed by The Vanguard Group on February 12, 2014 for December 31, 2013, disclosing that The Vanguard Group has sole voting power over 21,268 shares of the Company's common stock, sole dispositive power over 1,882,181 shares of the Company's common stock, and shared dispositive power over 18,668 shares of the Company's common stock, which represented 5.67% of the Company's common stock at the time of filing. The 13G/A reports that beneficial owner subsidiaries of the parent investment advisor company are Vanguard Fiduciary Trust Company and Vanguard Investments Australia, Ltd.

(8)
The address of each of Messrs. B. Bell, S. Berger, G. Bucan, K. Clark, D. D'Antoni, E. Ford, D. Goadby, R. Grant, F. Malecha, R. Miller, P. Premdas, A. Rothwell, R. Underdown, P. Williams and Ms. Yoder is c/o Compass Minerals International, Inc., 9900 W. 109th St., Suite 100, Overland Park, Kansas 66210.

(9)
Includes options that are currently exercisable or become exercisable within sixty days of March 1, 2014, RSUs that vest within sixty days of March 1, 2014, and shares held in employees' 401(k) plans.

(10)
Messrs. G. Bucan and K. Clark are no longer reporting officers. The information reported in this table is based on each former NEO's Statement of Changes in Beneficial Ownership on Form 4 dated May 6, 2013 for Mr. Bucan; and May 1, 2013 for Mr. Clark.

(11)
Includes 1,112 shares held by Mr. D'Antoni's wife.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

        The Audit Committee operates pursuant to a written charter, which has been approved and adopted by the Board of Directors and is reviewed and reassessed annually by the Audit Committee. The Audit Committee Charter is available in the Corporate Governance section of the Company's website (http://www.compassminerals.com). For the year that ended December 31, 2013, and as of the date of the adoption of this report, the Audit Committee consisted of four directors who met the independence and experience requirements of the New York Stock Exchange. The Board of Directors has determined that Mr. Premdas and Mr. Rothwell are each an "audit committee financial expert" as defined by the applicable rules of the Securities and Exchange Commission.

        The Audit Committee reviews Compass Minerals' financial reporting process on behalf of the Board of Directors and oversees the entire audit function, including the appointment, compensation and oversight of independent registered public accountants. The Company has engaged Ernst & Young LLP as the Company's independent auditors since 2005. Management of the Company has the primary responsibility for the Company's financial reporting process, principles and internal controls, as well as preparation of its financial statements. The Company's independent registered public accountants are responsible for performing an audit of the Company's financial statements and expressing an opinion as to the conformity of such financial statements to accounting principles generally accepted in the United States.

        In fulfilling its responsibilities, the Audit Committee reviewed and discussed with management the audited financial statements for the year that ended December 31, 2013, including a discussion of the acceptability and quality of the accounting principles, the reasonableness of significant accounting judgments and critical accounting policies and estimates, the clarity of disclosures in the financial statements and management's assessment and report on internal control over financial reporting. The Audit Committee also discussed with the Chief Executive Officer and Chief Financial Officer their respective certifications with respect to Compass Minerals' Annual Report on Form 10-K for the year that ended December 31, 2013, and discussed with management its assessment of internal controls over financial reporting.

        The Audit Committee reviewed with the independent registered public accountants who are responsible for expressing opinions on (i) the conformity of those audited financial statements with generally accepted accounting principles, and (ii) the effectiveness of internal controls over financial reporting, their judgments as to the acceptability and quality of Compass Minerals' accounting principles and such other matters as are required to be discussed with the Audit Committee under generally accepted auditing standards and under the standards established by the Public Company Accounting Oversight Board (United States), including those matters required to be discussed by Auditing Standard No. 16, Communications with Audit Committees, as adopted by the Public Company Accounting Oversight Board in Release No. 2012-004. In addition, the Audit Committee has received the written disclosures and the letter from the independent registered public accountants required by applicable requirements of the Public Company Accounting Oversight Board for Independent Auditor Communications with Audit Committees concerning independence and has discussed those disclosures and other matters relating to independence with the independent registered public accountants.

        The Audit Committee discussed with Compass Minerals' internal auditors and independent registered public accountants the overall scope and plans for their respective audits. The Audit Committee met with the internal auditor and independent registered public accountants, with and without management present, to discuss the results of their examinations of Compass Minerals' internal controls, including controls over the financial reporting process and the overall quality of Compass Minerals' financial reporting.

        Members of the Audit Committee rely, without independent verification, on the information provided to them and on the representations made by management and the independent registered public accountants. The Audit Committee members are not professional accountants or auditors, and their functions are not intended to duplicate or to certify the activities of management and the independent registered public accountants, nor can the Audit Committee certify that the independent registered public accountants are indeed "independent" under applicable rules. The Audit Committee serves a board-level oversight role in which it provides advice, counsel and direction to management and the auditors on the basis of the information it receives, discussions with management and the auditors, and the experience of the Audit Committee's members in business, financial and accounting matters.

        In reliance on the reviews and discussions with management and with the independent registered public accountants referred to above, and the receipt of an unqualified opinion from Ernst & Young LLP dated February 24, 2014, regarding the audited financial statements of Compass Minerals for the year that ended December 31, 2013, as well as the opinion of Ernst & Young LLP on the effectiveness of internal controls over financial reporting, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2013, for filing with the Securities and Exchange Commission.

Perry W. Premdas, Chair Richard S. Grant Allan R. Rothwell Paul S. Williams

        The foregoing Report of the Audit Committee of the Board of Directors shall not be deemed to be soliciting material or be incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent Compass Minerals specifically incorporates this information by reference and shall not otherwise be deemed to be filed with the SEC under such Acts.

PROPOSAL 2—RATIFICATION OF
APPOINTMENT OF INDEPENDENT REGISTERED ACCOUNTING FIRM

Appointment of the Independent Registered Accounting Firm

        Ernst & Young LLP ("Ernst & Young") audited the Company's annual financial statements for the year ended December 31, 2013. The Audit Committee has appointed Ernst & Young to be the Company's independent registered accounting firm for the fiscal year ending December 31, 2014, and the stockholders are asked to ratify this appointment at the Annual Meeting. The Company has invited representatives of Ernst & Young to be present at the Annual Meeting and expects that they will attend. If present, these representatives will have the opportunity to make a statement, if they desire to do so, and will be available to respond to appropriate questions from the stockholders at the Annual Meeting.

Auditor Fees

        The following table shows the fees paid or accrued for audit and other services provided by Ernst & Young for fiscal 2013 and 2012 (in millions):

	2013	2012
Audit Fees(1)	$0.9	$0.9
Audit-Related Fees(2)	$0.1	$0.1
Tax Fees(3)	$0.5	$0.2
All Other Fees	$0.0	$0.0

Total	$1.5	$1.2

(1)
Relates to services for the annual financial statement audits included in our Annual Report on Form 10-K, quarterly reviews of the financial statements included in our Quarterly Reports on Form 10-Q, other financial statement audits that were required by SEC rules and reviews of other SEC filings.

(2)
Relates to audits of pension and retirement plans.

(3)
Relates to services for reviews of certain tax filings as well as research and advice on tax planning matters.

        The Audit Committee's policy is to pre-approve all audit and audit-related services provided by the independent registered accounting firm. The Audit Committee considers annually for pre-approval a list of specific services and categories of services for the upcoming or current fiscal year. All non-audit services that were not included in the pre-approved list are approved by the Audit Committee individually, in advance, in accordance with our policy. Any service that is not included in the approved list of services or that does not fit within the definition or authority limit of a pre-approved service is required to be presented separately to the Audit Committee for consideration at its next regular meeting or, if earlier consideration is required, by other means of communication. The Audit Committee approved all audit, audit-related and tax services provided by the independent registered accounting firm for 2013 and 2012.

        Under Company policy and/or applicable rules and regulations, the independent registered accounting firm is prohibited from providing the following types of services to the Company: (i) bookkeeping or other services related to the Company's accounting records or financial statements; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions; (vii) human resources; (viii) broker-dealer, investment advisor or investment banking services; (ix) legal services; and (x) expert services unrelated to the audit.

Vote Required For Ratification

        The Audit Committee was responsible for selecting Compass Minerals' independent registered accounting firm for fiscal year 2014. Accordingly, stockholder approval is not required to appoint Ernst & Young as Compass Minerals' independent registered accounting firm for fiscal year 2014. The Board of Directors believes, however, that submitting the appointment of Ernst & Young to the stockholders for ratification is a matter of good corporate governance. If the stockholders do not ratify the appointment, the Audit Committee will review its future selection of the independent registered accounting firm.

        The ratification of the appointment of Ernst & Young as Compass Minerals' independent registered accounting firm requires the affirmative vote of a majority of the shares present at the meeting in person or by proxy and entitled to vote.

YOUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE RATIFICATION
OF ERNST & YOUNG AS INDEPENDENT REGISTERED ACCOUNTING FIRM FOR 2014.

PROPOSAL 3—ADVISORY VOTE ON EXECUTIVE COMPENSATION

        Stockholders have the opportunity to cast an advisory vote on the compensation of our named executive officers ("NEOs") again this year. The Company's current policy is to provide the stockholders with an opportunity to approve the compensation of the NEOs each year at the Annual Meeting of Stockholders. With this "say-on-pay" proposal, you can elect to endorse or not endorse our executive compensation programs and policies and the compensation we paid our NEOs in 2013.

        The say-on-pay vote is advisory, and therefore not binding on the Compensation Committee or Board of Directors. However, the Compensation Committee and the Board value the opinions expressed by stockholders and has and will consider the outcome of the vote when making future decisions regarding executive compensation programs.

        We design our executive compensation and benefits programs to create stockholder value by attracting, motivating, developing and retaining senior executives who can make significant contributions to the growth and development of our business.

        The Compensation Discussion and Analysis beginning on page 34 of this Proxy Statement describes in greater detail the Company's executive compensation program, the Compensation Committee's decisions for 2013, and alignment of the compensation program with our core objectives. Highlights include the following:

  •
  Competitive Total Compensation.  We target the value of the combination of base salary, annual incentive plan and long-term equity awards offered to our executives near median levels of our peer companies. Our independent compensation consultant and the Compensation Committee annually compare our executive compensation levels and elements with compensation levels and elements at other companies. NEO target total direct compensation for 2013 (at target) ranged from (18%) below to 16% above the peer group median for current NEOs.

  •
  Pay for Performance Orientation.  Our executive compensation program consists of three principal elements (base salary, annual incentive plan award and long-term equity incentives), which are tied to performance and intended to align executives' and stockholders' interests.

  •
  Our Annual Incentive Plan ("AIP") is a variable performance-based element of executive compensation to reward the named executive officers for individual, business unit/function and overall Company results achieved in the most recently completed fiscal year. The AIP is based on performance compared to targeted goals for measurements of sales, earnings and cash flow, as well as personal performance factors (based on job description), and safety performance.

  •
  For fiscal 2013, our long-term incentive compensation consists of three equity vehicles that vest over varying time periods: (i) stock options, (ii) restricted stock units, and (iii) performance units. The ultimate value of the awards is variable and depends upon factors such as shareholder return and Company performance.

    We believe this mix of incentives motivates and rewards our NEOs for sustaining longer term financial and operational performance that should lead to increases in stockholder value.

  •
  Alignment with Long-Term Stockholder Interests.  Our executive compensation is weighted toward variable, at-risk pay in the form of annual and long-term incentives, with a large portion of executive compensation tied to long-term performance. Also, 100% of long-term incentive awards are denominated and paid in equity of the Company rather than cash. In addition, the Company has adopted the follow policies:

  •
  Stock Ownership Guidelines—We focus our executives on long-term stockholder value by requiring our CEO to own Company stock equal to the lesser of five times base salary or 100,000 shares of common stock, and senior executives at Compass Minerals to own Company stock equal to the lesser of two times base salary or 24,000 shares of common stock.

    •
    No Repricing—Our 2005 Incentive Award Plan, as amended ("Incentive Award Plan"), expressly prohibits repricing awards without stockholder approval.

    •
    No Excise Tax Gross-Up Agreements—Beginning in 2013, the Company eliminated tax gross-ups for any employees whose previous agreements included them.

Vote Required

        Advisory approval of the say-on-pay Proposal Three requires the affirmative vote of a majority of shares present at the meeting in person or by proxy and entitled to vote.

Recommendation

        The Board believes the Company's executive compensation programs use appropriate structures and sound pay practices that are effective in achieving our core objectives. Accordingly, the Board of Directors recommends that you vote in favor of the following advisory resolution:

        "RESOLVED, that Compass Minerals International, Inc. stockholders approve, on an advisory basis, the compensation of the Company's named executive officers as disclosed pursuant to the Securities and Exchange Commission's compensation disclosure rules, including the Compensation Discussion and Analysis and Executive Compensation sections of the Company's Proxy Statement."

YOUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR"
ADVISORY APPROVAL OF EXECUTIVE COMPENSATION.

 2013 NON-EMPLOYEE DIRECTOR COMPENSATION

Philosophy and Objectives

        The Company's director compensation program is designed to attract and retain well qualified directors with appropriate skill sets to meet the evolving needs of the Company. The Board of Directors considers and determines non-employee director compensation each year, taking into account recommendations from the Compensation Committee and our independent compensation consultant, Pearl Meyer & Partners, LLC ("PM&P"). The Compensation Committee formulates its recommendation based on its review and analysis of PM&P's report on director compensation practices for a specific group of peer companies. For discussion of our peer group, see page 42.

2013 Compensation

        For 2013, the Board did not increase non-employee director compensation from 2012. Specifically, each non-employee director received (1) an annual cash retainer of $60,000 per year, plus additional amounts for serving as committee members or chairs, or as Lead Independent Director; and (2) a Company common stock award of $85,000 per year. The Audit Committee chair received $15,000, the Compensation Committee chair received $10,000, the Nominating/Corporate Governance, and Environmental, Health and Safety Committee chairs each received $7,500, and the Lead Independent Director received $20,000 per year. Each non-employee director also received an annual committee service fee of $7,500 for serving on the Audit Committee, and $5,000 for serving on each of the Compensation, Nominating/Corporate Governance and Environmental, Health and Safety Committees.

        Non-employee directors may elect to defer all or a portion of the cash retainer or equity award payable for their service pursuant to our Directors' Deferred Compensation program. Any amounts deferred by a director are converted into units' equivalent to the value of the Company's common stock. As dividends are declared on the Company's common stock, these units accrue dividends in the form of additional units based on the average of the high and low stock price on the dividend payment date. Accumulated deferred units begin to be distributed in the form of Company common stock at the time the director ceases to be a member of the Board or an earlier date elected by the director.

        The table below summarizes the total compensation earned or paid by the Company to non-employee directors during 2013. Mr. Grant served as Interim CEO from December 29, 2012 until January 16, 2013 when our new CEO, Mr. Malecha, commenced employment. The Board-approved agreement for Mr. Grant provided for payment in the form of Board of Director service fees of an additional $50,000 per month, pro-rated for partial months. Normal board and committee fee amounts continued to be paid, but the Lead Independent Director fee was eliminated for the period that Mr. Grant served as Interim CEO. Mr. Grant was reimbursed for out-of-pocket travel and interim living expenses incurred in his Interim CEO role. This Interim CEO pay is not reflected in the "2013 Director Compensation" table below, but is shown in the "2013 SUMMARY COMPENSATION" table on page 57.

2013 NON-EMPLOYEE DIRECTOR COMPENSATION SUMMARY

	Fees Earned Or Paid In Cash ($)(1)	Stock Awards ($)(2)	Total ($)
Bradley J. Bell	$80,000	$85,000	$165,000
David J. D'Antoni	$77,500	$85,000	$162,500
Eric Ford(3)	$70,000	$85,000	$155,000
Richard S. Grant(4)	$91,611	$85,000	$176,611
Perry W. Premdas	$87,500	$85,000	$172,500
Allan R. Rothwell	$81,758	$85,000	$166,758
Paul S. Williams	$72,500	$85,000	$157,500
Amy S. Yoder	$70,000	$85,000	$155,000

(1)
Includes deferred amounts.

(2)
These amounts were deferred pursuant to the 2005 Incentive Award Plan and related Independent Director Stock Award Agreements. The amounts disclosed represent the grant date fair value recognized in accordance with ASC Topic 718. The grant date fair value is equivalent to the equity portion of each director's annual compensation (for 2013, $85,000). The number of stock units granted was based on the ending market value of the Company's common stock at each quarterly grant date. All stock units were vested at the grant date.

(3)
Mr. Ford is an independent director based in Australia where the tax treatment of deferred compensation differs from U.S. tax treatment. Consistent with the 2005 Incentive Award Plan and applicable tax rules, the Board amended Mr. Ford's Independent Director Award Agreement to accelerate the payment of a portion of the deferred stock for payment of applicable foreign tax obligations.

(4)
Mr. Grant received $25,806.45 for serving as Interim CEO during the period from January 1, 2013 through January 16, 2013, based on compensation of $50,000 per month, pro-rated for partial months. This amount is not included in the compensation amounts shown but is shown in the "2013 SUMMARY COMPENSATION" table. The Lead Independent Director fee was eliminated for this period.

2014 Compensation

        For 2014, the Board of Directors reviewed and analyzed PM&P's report on director compensation and practices. Based on this report the decision was made to increase the annual cash retainer by $10,000 per year from $60,000 to $70,000. All other components of our non-employee director compensation plan will remain the same for 2014.

Director Stock Ownership Guidelines

        The Board has adopted stock ownership guidelines for non-employee directors. This policy requires each non-employee member of the Board of Directors to own Company stock (or its equivalent) equal to five times his or her annual cash retainer, which amount is to be achieved within five years of joining the Board, and to maintain at least five times the annual cash retainer in stock ownership (or its equivalent) while still on the Board. As of March 2014, all directors had met their ownership guidelines, or were still within their 5 year window to achieve compliance with the guideline.

 COMPENSATION DISCUSSION & ANALYSIS

        This section describes the material components and objectives of our executive compensation program for our named executive officers ("named executives" or "NEOs"), explaining how and why our Compensation Committee arrived at specific compensation practices and decisions for fiscal 2013 NEO compensation.

Current Named Executive Officers (as of December 31, 2013)

Officer	Title as of December 31, 2013
Francis J. Malecha(1)	President and Chief Executive Officer
Rodney L. Underdown	Chief Financial Officer and Secretary
Robert D. Miller(2)	Senior Vice President, Salt
Steven N. Berger(3)	Senior Vice President, Corporate Services
David J. Goadby	Senior Vice President, Strategy

(1)
Mr. Francis Malecha became CEO on January 17, 2013.

(2)
Mr. Robert Miller joined the Company on November 1, 2013.

(3)
Mr. Steven Berger joined the Company on March 11, 2013.

        Former Named Executive Officers:    In addition, three individuals are included as NEOs in various tables since disclosure would have been provided had these individuals been executive officers at the end of the last completed fiscal year. These three individuals are Richard S. Grant, who was the Interim Chief Executive Officer for 16 days in 2013; Keith Clark, former Vice President and General Manager, North American Highway who left the Company as of May 28, 2013, and Gerald Bucan, former Senior Vice President, Salt who left the Company as of October 25, 2013. Further information for Mr. Clark and Mr. Bucan, including details of their separation payments, are included in the "2013 SUMMARY COMPENSATION" table on page 57 and "Final Release and Waiver of Claims Agreements" section on page 66.

        Richard S. Grant, our Lead Independent Director, served as the Company's Interim Chief Executive Officer for the final three days of 2012 and until the arrival of Mr. Francis Malecha, our new Chief Executive Officer. Mr. Grant's service as Interim CEO makes him a "named executive officer" for purposes of the SEC's disclosure rules. We entered into an agreement with Mr. Grant pursuant to which he served as the Interim CEO until the new CEO commenced employment on January 17, 2013. The agreement provided for payment in the form of Board of Director service fees of an additional $50,000 per month, pro-rated for partial months. Board and committee fee amounts continued to be paid, but the Lead Independent Director fee was eliminated for the period that Mr. Grant served as Interim CEO. Mr. Grant was reimbursed for out of pocket travel and interim living expenses incurred in his Interim CEO role. He did not serve on the Compensation and Audit Committees during this tenure as Interim CEO. The discussion in the Compensation Discussion and Analysis does not otherwise relate to Mr. Grant's compensation as Interim CEO, and references herein to the compensation of our named executives do not include Mr. Grant.

Executive Summary

        We view compensation practices as an avenue to communicate and reinforce our goals and standards of conduct, as well as a means to reward named executives for their achievements. Total compensation for our named executives is targeted to stand near median levels for our peer group companies, to provide a competitive compensation opportunity, and to attract and retain executive talent.

        The performance of our executive officers and management team are essential to achieving our goal of increasing stockholder value. To align management's interests with those of stockholders and to motivate and reward individual initiatives and effort, a significant portion of our NEOs' compensation is at-risk and commensurate with Company performance. This executive compensation program is intended to offer an opportunity for gain in the event of successful performance against established criteria, matched with the prospect of reduced compensation in the absence of success.

        Compass Minerals' net earnings for fiscal year 2013 were 47% higher than in 2012. In 2013, there was an above-average need for deicing salt products due to severe weather in both the first and fourth quarters, whereas the two winter quarters of 2012 were both unseasonably mild. The Company's specialty potash fertilizer segment also posted solid performance in 2013 with improved pricing year over year and sales volumes that remained strong, though slightly lower than in 2012. Cash flow from operations improved 57% year over year, demonstrating the resilience and solid fundamentals of both of the Company's operating segments.

        In January 2013, the Board hired a new CEO, Francis Malecha. Mr. Malecha brought with him more than 25 years of experience in agri-business, global merchandising, transportation, operations, commodity risk management and general management of global materials businesses. Emphasizing our commitment to add the talent needed to enable long-term success, the Company restructured the senior management team, promoted some team members from within, and brought in two new executives:

    •
    Robert D. Miller, Senior Vice President, Salt, joined the Company in November 2013. He recently served as U.S. country manager for Glencore, a Switzerland-based commodity trading and mining company, and also held leadership positions with Viterra Inc., General Mills, Inc. and Yakima Chief, Inc.; and

    •
    Steven N. Berger, Senior Vice President, Corporate Services, joined the Company in March 2013. From 2008, Mr. Berger was employed at Viterra Inc., most recently as Senior Vice President, Corporate Services. Prior to that, he worked as a senior executive at Accenture and a principal at A.T. Kearney, where he led numerous large-scale transformation, acquisition and integration initiatives as well as business, HR and IT strategy programs.

        The three key elements of our executive compensation program include:

  •
  Base Pay.   We look to our peer group companies to ensure that over time total direct compensation remains reasonably near median base pay levels. We also evaluate our ability to attract candidates as a measure of competitiveness. In any given year, some elements may be above or below median. For 2013, while our NEO base salaries ranged from (1-20%) below the median of those of peer group companies as shown in the chart on page 42, we believe that our base salary and total direct compensation is competitive and appropriate to attract and retain top talent.

  •
  Annual Incentive Plan.  The Annual Incentive Plan ("AIP") is a variable performance-based element of executive compensation that rewards the named executives for individual, Business-Unit, overall Company results achieved and safety in the most recently completed fiscal year. AIP payments are based on performance results compared to targeted goals for 2013. AIP payments for the current named executives shown on the tables beginning on page 50 ranged from 77% to 85% of targeted AIP, not including Mr. Miller who was prorated.

  •
  Long-term Incentive Plan.  The third element of executive compensation consists of a mix of long-term incentive plan ("LTIP") awards. LTIP grants take the form of stock options, restricted stock units ("RSUs") and performance stock units ("PSUs") to align management with stockholder interests by providing an appropriate balance of pay at risk and retention. We believe this mix of incentives motivates and rewards our executive officers for sustaining longer term financial and operational performance that aligns with executive and investor goals to increase stockholder value. Long-term incentives comprise approximately 50% of the CEO's targeted compensation and approximately 37% of the other current named executive's targeted compensation for 2013.

        The remainder of this Compensation Disclosure and Analysis contains detailed information about our compensation framework and governance, our 2013 compensation decisions and results, and a brief overview of key changes to the programs made for 2014.

Executive Compensation Framework and Governance

        Our executive compensation program is designed to promote stockholder interests by aligning compensation with the realization of Compass Minerals' business objectives and stockholder value. The objectives of Compass Minerals' executive compensation program are as follows:

  •
  Encourage superior performance, promote accountability and ensure that executive interests are aligned with the interests of stockholders.

  •
  Attract, develop, and retain highly qualified people.

  •
  Motivate and reward employees for the achievement of Compass Minerals' measures of success:

  •
  Total shareholder return, as measured by stock price appreciation and dividends;

  •
  Company financial and safety performance; and

  •
  Individual performance on specific financial, operational, strategic and personal goals.

  •
  Reinforce and motivate full use of Compass Minerals' resources to maximize earnings, cash flow and growth, all within a safe environment, and with a view to long term sustainability.

To best achieve these compensation objectives, our compensation program is designed to:

  •
  Reward individual performance.  Base pay, AIP, and LTIP awards are based on an individual's job (role and level), experience, and performance compared against specified financial, operational and strategic business goals (as appropriate to the individual's position). Also considered are Compass Minerals' performance, the desired pay relationships among executive employees, and market practices.

  •
  Be competitive and encourage continued service.  The compensation program design and levels are set considering the practices of similar companies with which we compete for talent. All of our LTIP awards are subject to a vesting schedule which provides an incentive for continued employment. Further, our executives' target total compensation opportunity is intended to stand near the median of total executive compensation programs of our peer companies. Actual total compensation earned by each executive will be above or below the median of our peer companies, depending on the Company's performance, as well as the individual performance of each executive.

  •
  Drive results.  The compensation program emphasizes variable, incentive award opportunities which are payable if specified goals are achieved or Compass Minerals' stock delivers strong total return to stockholders. For named executives, Compass Minerals provides annual incentive awards and long-term equity incentive opportunities which depend on our performance and are designed to represent the majority of named executives' total compensation.

  •
  Align interests with stockholders.  Long-term equity awards are granted in the form of restricted stock units, performance stock units and stock options. Executives are required to maintain a minimum level of stock ownership to encourage executives to align their financial interest with those of Compass Minerals' stockholders.

  •
  Improve safety.  Meeting safety improvement goals is a key factor of our AIP awards.

  •
  Be cost effective.  Our compensation programs are based on the Company's financial position. None of our incentive pay elements are guaranteed. AIP awards are earned as specified goals are achieved, subject to thresholds, and contain a maximum limit for each employee.

        Executive Compensation Practices:    The Compensation Committee regularly discusses practices and corporate governance developments relating to executive compensation. The table below highlights our key compensation practices supporting our desire to appropriately impact performance results and align with stockholder long term interests.

	Compensation Practices Implemented	Specific Company Actions

✓	Independent Compensation Committee	The Compensation Committee is comprised solely of independent directors who approve all compensation for our named executives.

✓	Independent consultant to the Compensation Committee	The Compensation Committee has retained an independent compensation consultant.

✓	No undue risk embedded in the compensation programs	We mitigate undue risk by emphasizing long term equity incentives, utilizing caps on potential payments, reasonable retention strategies, performance targets, and appropriate Board and management processes to identify and manage risk.

✓	Clear Governance policies	We have adopted polices which expressly prohibit repricing, do not provide for excise tax gross-ups, provide for a clawback of incentive pay and place explicit restrictions on hedging of equity awards.

✓	Appropriate levels of pay at risk	We tie pay to performance by ensuring that a significant portion of compensation is performance-based and at-risk. We set clear financial goals for corporate and business-unit performance and differentiate based on individual performance against pre-set objectives.
We impose a minimum multi-year vesting period for all equity awards.

✓	Stock ownership guidelines and retention requirement	We have adopted stock ownership guidelines that align management and stockholder interests, requiring our CEO and named executives to own a meaningful amount of Company stock.

✓	Clear and transparent direct compensation elements	We provide three elements in our compensation program to balance short term rewards and long term alignment with corporate strategy, stockholder interests and executive retention: base pay, an annual incentive program (AIP) and long term incentive plan (LTIP) in the form of equity grants.

✓	Appropriate peer group	We review market data relative to our peer group of companies and industry, and utilize this information when making executive compensation decisions. The peer group is reviewed annually and updated as required to ensure it remains relevant.

	Compensation Practices Implemented	Specific Company Actions

✓	Limited perquisites specific to the NEOs	We only provide a limited, but competitive, package of traditional health and welfare benefits that are generally consistent with what is offered to all employees.
Further, we do not have active defined benefit retirement plans or individual supplemental executive retirement plans (SERPs) covering our executive officers.

✓	Generally no employment agreements and only double trigger change of control agreements	We do not have executive employment contracts except for the agreements with Messrs. Malecha and Goadby.
We have double trigger change in control provisions in place for each NEO, except Mr. Goadby who does not have a separate change in control agreement.

✓	Considered input from stockholders	The results of the annual say on pay vote help inform the Compensation Committee as it executes its duties.

Further discussion on each practice follows.

        Independent Compensation Committee:    The Compensation Committee determines all compensation for the named executives. All four Compensation Committee members are independent directors. The Compensation Committee's function is more fully described in its charter, which is available at http://www.compassminerals.com under "Corporate Governance" in the "About Us" section.

        During the first quarter of each fiscal year, the Compensation Committee conducts an evaluation of each named executive and others to determine if any changes in the officer's compensation are appropriate based on a market analysis conducted by an independent compensation consultant, executive performance, and the Company's overall financial performance. The CEO does not participate in the Compensation Committee's deliberations or decisions with regard to his compensation. At the Compensation Committee's request, however, the CEO reviews with our Compensation Committee the performance of the other named executive officers, but no other named executive officer has any input into executive compensation decisions. The Compensation Committee gives considerable weight to the CEO's evaluation of the other named executive officers because of his direct knowledge of each officer's performance and contributions. For each officer, the Compensation Committee members consider executive performance and data from the consultant to determine independently each component of compensation based on their collective assessment of the officer's performance as well as Compass Minerals' overall financial performance.

        Independent Compensation Consultant:    The Compensation Committee retained the services of Pearl Meyer & Partners ("PM&P"), an independent executive compensation consulting firm, for professional advice regarding the 2013 compensation described in this proxy statement. PM&P was first engaged in June 2011 and reports directly to the Compensation Committee. References in this proxy statement to the "compensation consultant" mean PM&P.

        No member of the Compensation Committee or any named executive officer has any affiliation with PM&P. The Compensation Committee has assessed the independence of PM&P pursuant to SEC and NYSE rules and concluded that no conflict of interest exists that would prevent PM&P from independently advising the Compensation Committee.

        In setting 2013 executive compensation, the Compensation Committee used PM&P to obtain comparative executive and director compensation information benchmarked to specific peer companies that compete with us in labor markets and that follow similar pay models. The Compensation Committee periodically sought input from PM&P on a range of external market factors, including evolving compensation trends, status of the current labor market, appropriate comparison companies, and market survey data.

        The Compensation Committee has determined that from time to time, management may also use the services of the independent compensation consultant with the prior approval of the Compensation Committee; however, to date, management has not engaged PM&P for any assistance.

        The following table outlines fees paid to all consultants at PM&P for the past three years:

Type of Service Provided	2013	2012	2011

Executive Compensation Related Services	$84,174	$86,874	$68,917

        No Undue Risk In Compensation Programs:    The Company assesses the probability and relative impact of compensation risk and mitigating strategy documents utilized by the Company to reduce the probability and/or relative impact of each risk. Management regularly reviews and updates the Board on the risks identified and mitigation strategy status.

        The executive compensation program includes mitigation strategies to increase the likelihood that risk-taking behavior falls within the Company's determined risk tolerance levels, including:

  •
  a balanced pay mix between fixed and variable (at-risk) pay and between short- and long-term incentives that defer awarded value;

  •
  a maximum payout of no more than two times target on short-term incentive awards;

  •
  stock ownership guidelines that implicitly encourage executives not to risk their equity positions for short-term gains;

  •
  a compensation recoupment or "claw-back" policy that allows the Compensation Committee, in its sole discretion, to require repayment of all or any portion of any incentive awards from plan participants in the event of an accounting restatement which reduces the corporate or Business-Unit financials on which an incentive award was based;

  •
  a policy prohibiting repricing awards and prohibiting buyouts of underwater stock without stockholder approval; and

  •
  a policy prohibiting short sales of Company securities or any other hedging transactions, and from buying or selling put options, call options, or other derivatives of Company securities or engaging in comparable transactions.

        The Compensation Committee annually reviews compensation risk which aims to ensure that the Company's executive compensation program does not encourage management to take inappropriate or excessive risks. Based on its most recent review, the Compensation Committee and Company management determined that risks arising from the Company's compensation policies and practices are not reasonably likely to have a material adverse effect on the Company.

        Clear Corporate Governance Policies:    Our corporate governance policies include claw-back provisions and explicit restrictions on hedging of equity awards. They expressly prohibit tax gross-up payments to senior executives and repricing of stock options, and our Incentive Award Plan expressly prohibits repricing or buyouts of underwater stock and stock appreciation rights.

        Appropriate Levels of Pay at Risk:    The Compensation Committee believes that compensation for senior executives, including the NEOs, should be more heavily weighted toward variable elements of compensation than is the case for other members of management. The rationale is that senior executive performance is more likely to have a strong and direct impact in leading to the attainment of strategic and financial goals that are likely to affect stockholder value. We have designed our pay mix to reflect this relationship. The charts below illustrate the mix of total direct compensation at target for fiscal year 2013 for our CEO and, on average, for our other current NEOs. Mr. Grant is not included here since he was not eligible for AIP or LTIP while he was in the role of CEO.

Compensation Mix (At Target)

        Stock Ownership Guidelines:    We have stock ownership guidelines for our senior executives including named executive officers. The Compensation Committee adopted these stock ownership requirements to further align the interests of our executives with those of our stockholders. The guidelines are stated as the lesser value of a multiple of salary (based on current stock value) or a fixed number of shares of Compass Minerals common stock, which increase with job level and are reviewed periodically to ensure relevance. Outstanding stock options do not apply toward these ownership guidelines. PSUs and RSUs for which the performance standard has been satisfied apply towards ownership requirements. The Company expects ownership level guidelines to be attained within five years from the date of hire or promotion into a new role. The guidelines are summarized in the following table:

Position	Stock Ownership Guideline

CEO	5x Base Pay or 100,000 Shares (whichever is lower)

Other NEOs	2x Base Pay or 24,000 Shares (whichever is lower)

All executives have either met their guideline, or are within the 5 year window to achieve their guideline.

        Direct Compensation Elements:    The following table summarizes the three compensation tools we use to attract, reward, align and retain our named executives. We rely on these same compensation elements for our executive officers and employees.

Compensation Component	Purpose	Key Features

Base Pay	Provides a fixed competitive level of cash compensation for services rendered.	Named executives are eligible for, but not guaranteed, merit and / or market-related adjustments each year.

Annual Cash Incentive (Annual Incentive Plan or "AIP")	Motivates and rewards for achievement of annual financial, non-financial and individual performance goals.
Establishes a clear linkage between annual business results and alignment of compensation for executives and key management contributors.
Rewards employees for achieving and exceeding individual and Compass Minerals objectives.
Promotes teamwork across Business- Units and Functions.
Reinforces and motivates participants to fully utilize Compass Minerals resources and continual efforts to maximize earnings, cash flow and growth.
Establishes safety results as an important business goal, impacting all AIP awards based on performance.	The Compensation Committee approves a general funding level based on Company performance against pre-established financial goals.
The Committee then reviews the CEO's recommendations to determine individual payouts for each named executive officer other than the CEO based on (1) corporate and Business-Unit performance, (2) individual contribution, and (3) a safety improvement multiplier. The CEO's payout is determined by the Committee taking into consideration the factors listed above.
Awards are paid only if goals are achieved. Payouts for Business-Unit performance are at 100% of target when the goal level is achieved. There is no payout if 75% or less of the goal is achieved and payout of up to 200% of target if 125% or greater of the goal is achieved.

Long-term Equity Incentives (stock options, restricted stock units ("RSUs"), and performance stock units ("PSUs"))	Motivates and rewards for successful delivery of increased stockholder value. Earn-out and payout over time encourages focus on sustainability and encourages retention.	In all forms, equity grants allow executives to accumulate a meaningful stake in Compass Minerals over time. The stock ownership guideline further aligns executive and stockholder interests.
Stock Options: Future stock option value is based on share price appreciation, which aligns with stockholder interests. Four-year ratable vesting schedule promotes retention.
Restricted Stock Units: RSUs require satisfaction of an initial year performance hurdle, cliff vest after three years, encouraging executives to stay with the Company, and the value is directly linked to our stock price.
Performance Stock Units: PSUs are earned based on our relative total shareholder return compared to other companies operating in the same economic environment. The relative shareholder return is compared to our investment peers in each of three separate years in the vesting period, and the cliff vesting feature encourages executives to remain with the Company.

        Peer Groups and Benchmarking:    In setting 2013 compensation with the assistance of the independent compensation consultant, PM&P, the Compensation Committee made comparisons to the peer group used in the prior year, with certain changes. Based on its annual review and analysis of peer companies in the comparison group for the Company, PM&P recommended updates for 2013 using objective business and financial criteria to select public companies in the minerals, chemicals, and mining and construction materials industries with comparable pay models, and similar revenues and company market-capitalization values.

        For 2013, the Compensation Committee made three changes to the peer group of companies used for setting 2013 compensation. Arch Chemicals, Inc. was acquired in October 2011 and removed from the peer group, and CF Industries Holdings, Inc. was also removed based on its significantly larger enterprise value, market capitalization, sales and EBITDA levels. Intrepid Potash, Inc. was added as a peer company to replace CF Industries Holdings, Inc., because it is closer to the Company in size, scale and scope than CF Industries.

        The peer companies are listed below and are publicly-traded, stand-alone companies of a size and type that the Compensation Committee believes compete with Compass Minerals in labor markets and follow similar pay models. All are U.S. based, except for one Canadian company, Thompson Creek Metals Company, Inc., a mining company which is dual-listed on the Toronto and New York Stock Exchanges, with U.S. based executives and executive compensation programs which appear to conform to typical U.S. practices.

        Based on analyses and recommendations of PM&P, the Compensation Committee approved peer companies that operated in similar industry groups, with revenues at the time of the study that ranged between approximately two-fifths to four times Compass Minerals' revenues, and with market capitalizations that ranged between approximately one-fifth to three times that of Compass Minerals to use for benchmark comparisons. Compass Minerals' market capitalization was between the median and the 75th percentile of the group while its revenue approximated the median.

Peer Companies

Albemarle Corporation	Martin Marietta Materials, Inc.
AMCOL International Corporation	Minerals Technologies Inc.
Cabot Corporation	Olin Corporation
Calgon Carbon Corporation	OM Group, Inc.
Cytec Industries Inc.	Stillwater Mining Company
FMC Corporation	Texas Industries, Inc.
H.B. Fuller Company	Thompson Creek Metals Company Inc.
Innophos Holdings, Inc.	Vulcan Materials Company
Intrepid Potash, Inc.	Walter Energy, Inc.

        With the assistance of PM&P, the Compensation Committee reviews a summary of compensation practices of these peer companies and annually compares the Company's three principal elements of executive total compensation (base pay, annual incentive opportunity and long-term equity awards) with similar programs at these peer companies to ensure that our NEO total compensation is within a reasonably competitive range of the peer companies. The Compensation Committee also considers elements which include individual factors such as performance, responsibilities and experience.

        Perquisites and Benefits:    In order to attract and retain high performing executives, we have adopted other compensation elements consistent with our compensation philosophy and current market practice. The Company offers the named executive officers a competitive package of traditional health and welfare benefits that provides life insurance, short- and long-term disability, and health, dental and vision coverage. The objective of these programs is to provide a measure of security and to serve as an incentive to encourage the health and well-being of employees. Executive officer perquisites consist of supplemental disability income provided in the event of total disability (a taxable benefit), and access to an annual executive physical beyond the standard physical available to all United States employees under our standard healthcare plan. Pursuant to the terms of Mr. Malecha's employment agreement, we would provide him with payments in the event of disability which results in termination as well as provided him reimbursement of $2,000 for the purchase of additional life insurance. We did not provide insurance or any perquisites or other benefits to the Interim CEO. Further we have the following additional plans:

  •
  Savings Plan:  The Savings Plan is a qualified benefit plan for eligible United States employees, including our U.S. based executive officers, consisting of three components: 401(k) employee contribution/employer match, profit sharing, and 1% employer contribution consisting of Compass Minerals common stock. Participants are eligible to participate immediately upon hire. An eligible employee may contribute from 0% to 60% of base pay into his or her 401(k) account subject to IRS annual limits on contributions and compensation. The Company matches employee contributions up to 6% of salary, equal to 100% of the first 3% of eligible compensation, and 50% of the next 3% of eligible compensation. Additional discretionary profit sharing contributions may be made by Compass Minerals as a percentage of salary based on EBITDA goal achievement and employee age.

  •
  Restoration Plan:  We also maintain a non-qualified deferred compensation plan, which we call the Restoration Plan. This plan allows our executive officers and other key U.S. employees to voluntarily defer a portion of their base pay and annual incentives in excess of the amounts that they are permitted to defer into our tax qualified savings plan. In addition to voluntary elective contributions made by participants, the Company makes non-elective contributions to the Restoration Plan for the purpose of making participants whole for the benefits they were not able to receive under our tax qualified retirement plan due to limitations under U.S. Internal Revenue Code. Any amounts credited to the Restoration Plan on behalf of a participant are adjusted for investment gains and losses in the same manner as our tax qualified retirement plan (except that Compass Minerals stock is not offered as an investment option under the Restoration Plan).

  •
  No Active Defined Benefit Retirement Plan:  Note that we do not have any active defined benefit retirement plans or supplemental executive retirement plans (SERPs) covering our executive officers. Mr. Goadby was covered by defined benefits pension plan until he ceased active participation in that plan effective November 2006.

        Employment and Change of Control Agreements:    In general, we do not offer our executive officers employment agreements, except for the CEO, or unless customary in the jurisdiction. We have a "double trigger" change of control agreement in place with each current NEO, along with a restrictive covenant agreement described below, with the exception of Mr. Goadby who does not have a separate change in control agreement. This section summarizes those arrangements.

  •
  Employment Agreements:  We entered into an employment agreement with Mr. Malecha as of January 17, 2013 in connection with his responsibilities as the new President & CEO. This agreement addressed, among other things, base compensation, AIP award payments, long-term incentives and certain post-termination payments. As part of Mr. Malecha's hiring package, the Compensation Committee approved an initial RSU grant valued at $2,000,000 (cliff vesting January 17, 2016 and subject to potential adjustment). His employment agreement terminates after five years but automatically extends for successive one-year periods unless the Company provides sixty-day advance written notice of non-renewal, or unless earlier terminated as provided therein.

    We entered into a service agreement with Mr. Goadby, effective November 1, 2006, in connection with his responsibilities as Vice President, Strategic Development. Mr. Goadby is a resident of the United Kingdom where service agreements are customary. His agreement provides for base compensation, bonus payments, retirement plan participation and certain post-termination payments.

  •
  Change in Control ("CIC") Arrangements:  The Compensation Committee determined that agreements assuring income replacement after a termination of employment following or in connection with a change of control are important to retain executives and to ensure they remain focused on stockholder interests in the event a change in control negotiation takes place. All of our current named executive officers are parties to change in control severance agreements, except Mr. Goadby who has a service agreement with slightly different terms.

    CIC agreements with the NEOs, except for Mr. Goadby, provide for payments in the event of certain terminations of employment occurring after a change in control. The Compensation Committee considers the existence of these post-termination compensation arrangements in assessing whether overall compensation of the named executives is competitive to the peer group. The change in control severance agreements do not provide for excise tax gross-up payments upon a change in control.

    In the event there is a change of control of our Salt Union Limited subsidiary, Mr. Goadby will be entitled to terminate the service agreement and receive a payment based on salary and medical insurance payments for twelve months.

    In the "2013 POTENTIAL PAYMENTS UPON CHANGE IN CONTROL" table on page 65 are the details of the potential severance payments our NEOs would receive in the event of termination of employment following or in connection with a change in control of the Company.

  •
  Restrictive Covenant Arrangements:  As a condition to the effectiveness of the CIC agreement, each named executive (except Mr. Goadby) is required to enter into a Restrictive Covenant Agreement limiting solicitation of employees and competition for a period of two years after the executive's termination, and a Confidentiality and Invention Assignment Agreement. Mr. Goadby's service agreement includes confidentiality, non-competition and non-solicitation provisions.

  •
  Other Arrangements with NEOs:

  •
  Robert D. Miller joined Compass Minerals on November 1, 2013 as the Senior Vice President, Salt. The Compensation Committee reviewed Mr. Miller's compensation offer with the CEO and believes that his offer was a competitive package based on the nature of the position and appropriate when compared to data from our peer group. The one-time grants, noted below, also support the appropriate balance to drive alignment of all interests: Company performance, stockholder value creation, retention and internal equity among the leadership team.

  As a retention incentive, Compass Minerals awarded Mr. Miller a one-time equity grant valued at $600,000 in lieu of any normal course equity grants that would typically be awarded to a named executive in 2016 and 2017. This equity grant is comprised of a combination of stock options (25%), restricted stock units (25%) and performance stock units (50%); all of which vest over time. Other terms and conditions of this initial grant—including performance metrics—generally match those that apply to equity grants to all other NEOs. Mr. Miller will not be eligible for any normal course equity grants in 2016 or 2017.

  Mr. Miller was gainfully employed at the time of the offer. In order to attract Mr. Miller in the time frame required, Compass Minerals awarded him a one-time grant of restricted stock units valued in the amount of $200,000. All other terms and conditions of this grant match those that apply to equity grants to all other NEOs.

  •
  Steven N. Berger, Senior Vice President, Corporate Services joined the Company in March 2013. In order to attract Mr. Berger in the time frame required, the Compensation Committee granted Mr. Berger RSUs for 2,000 shares of stock (valued at $153,980) as part of Mr. Berger's hiring package.

        Further details and information about these grants can be found in the 2013 Long Term Incentive Plan section on pages 50 to 53 and in the "2013 SUMMARY COMPENSATION" table on page 57.

  •
  Non-Contractual Severance Arrangements:  With the exception of the previously discussed employment agreements with Mr. Malecha and Mr. Goadby and change in control agreements, no NEO has an agreement that provides for specific payments upon separation from the Company. For discussion of recent agreements with former NEOs see "Final Release and Waiver of Claims Agreements" on page 67.

        Considered Input from Stockholders—"Say on Pay":    The Company and the Board continually evaluate our compensation policies and practices to ensure they are meeting our objectives. As part of that process, the Compensation Committee and the Board consider the results of the stockholder advisory vote on executive compensation (commonly known as a "say-on-pay" vote).

        Our stockholders provided a non-binding advisory vote in favor of our 2012 compensation program at the 2013 Annual Meeting of Stockholders. Of the votes cast at the meeting, 71.64% of the votes cast on the say-on-pay proposal at that meeting were voted in favor of that program. The Company considered the stockholders' input in maintaining a similar compensation program for 2013. The Compensation Committee will continue to consider the outcome of the Company's say-on-pay votes when making future compensation decisions for the named executive officers.

Executive Compensation Decisions For 2013

        The Compensation Committee approves compensation awards that are not contingent on the number, term or current value of other compensation previously awarded to an NEO. The Compensation Committee is of the opinion that reducing or limiting current awards or other performance based compensation because of prior gains realized would unfairly penalize the individual and reduce the motivation for high performance. Further, the Compensation Committee does not purposefully increase total longer-term compensation value in a given year to offset less than expected returns from previous awards.

  Base Pay

        Base pay provides a fixed level of cash compensation for services rendered, competitive with base salaries at peer companies for comparable talent and responsibilities. When setting base pay, the Compensation Committee considered (1) the relationship between Compass Minerals' salary levels and peer company levels with a view towards recruiting and retaining talent, and (2) the experience, knowledge, responsibilities and performance of the individual named executive officer. For 2013, base pay was targeted near the 50th percentile (median) of our peer group. Actual base pay may be above or below the median depending on the executive's skills and potential, time in position, ongoing contribution to the business and sustained level of performance. The Company increased base salaries for NEOs effective April 1, 2013. The following table summarizes the NEOs' base salaries compared to our peer group companies:

Name and Principal Position	CMP Base Pay Effective April 1, 2012		CMP Base Pay Effective April 1, 2013		% Change 2012 April 1, 2013	2013 Median Base Pay of Peer Group companies	% Diff: Median Base Pay of Peer Group companies(2)

Francis J. Malecha President & Chief Executive Officer(3)		(1)	$725,000		n/a	$829,000	(14%)

Rodney L. Underdown Chief Financial Officer and Secretary	$400,000		$412,000		3%	$419,700	(2%)

Robert D. Miller Senior Vice President, Salt(3)		(1)	$300,000	(4)	n/a	$374,400	(20%)

Steven N. Berger Senior Vice President, Corporate Services(3)		(1)	$360,000		n/a	$364,000	(1%)

David J. Goadby Senior Vice President, Strategy(5)	$329,554		$331,378		1%	$347,900	(5%)

Gerald J. Bucan Former Senior Vice President, Salt(6)	$309,428		$318,711		3%	$374,400	(15%)

Keith E. Clark Former Vice President and General Manager, North American Highway(7)	$357,674		$364,827		2%	$316,800	15%

(1)
Not employed by Compass Minerals in 2012, so no comparison data is available.

(2)
Negative percentage indicates that Compass Minerals 2013 base pay is below the peer group median.

(3)
The table reflects annualized base pay for Mr. Malecha who started January 17, 2013; Mr. Miller, who started November 1, 2013; and Mr. Berger, who started March 11, 2013. They did not receive the full amount shown above in 2013.

(4)
Mr. Miller started on November 1, 2013 which was the effective date of his base pay.

(5)
Amounts in local currency were converted to U.S. dollars based on an average $/£ exchange rates of 1.5636 for 2013 and 1.5861 for 2012.

(6)
The table reflects annualized base pay for Mr. Bucan for 2013. His employment with the Company ended on October 26, 2013. He did not receive the full amount shown above in 2013.

(7)
The table reflects annualized base pay for Mr. Clark for 2013. His employment with the Company ended on July 9, 2013. He did not receive the full amount shown above in 2013.

2013 Annual Incentive Plan

        Plan Overview:    Our Annual Incentive Plan ("AIP"), established under the Compass Minerals International, Inc. 2005 Incentive Award Plan ("Incentive Award Plan"), is a variable performance-based element of executive compensation to reward participants for individual, business-unit/function and overall Company results achieved in the most recently completed fiscal year. Stockholders originally approved the Incentive Award Plan in 2005, and re-approved certain provisions of the Incentive Award Plan pursuant to Section 162(m) of the U.S. Internal Revenue Tax Code in 2010.

        The AIP is based on financial and personal performance factors (based on organizational role), multiplied by a safety performance factor (based on achieving target safety improvement goals). All cash awards to NEOs under the Annual Incentive Plan (1) are based on predetermined annual performance related criteria (and are therefore not considered standard payment for services and are not guaranteed), and (2) are granted by the Compensation Committee. The Compensation Committee determined the degree to which the CEO achieved his own personal goals, and acting on input from the CEO, determined the degree to which other named executive officers achieved their personal goals.

        For 2013, the Compensation Committee selected the following performance goals because they are seen as important drivers of increased stockholder value:

AIP PERFORMANCE GOALS

Metric	Rationale	Definition

Combined Weighted Average and Individual Business-Unit Adjusted EBITDA	The primary financial measure, Adjusted EBITDA, is a good indicator of corporate earnings while excluding the non-operating elements of resource allocation, cost of capital and income tax positions	Combined Weighted Average or Individual Business-Unit Operating income plus depreciation and amortization

Combined Weighted Average and Individual Business-Unit Net Operating Cash Flow	Strong cash generating capability is critical to our success	Combined Weighted Average or Individual Business-Unit Adjusted EBITDA less capital spending, with the addition or subtraction of changes in receivables, inventory, accounts payable, accrued expenses and accrued salaries and wages

Combined Weighted Average and Individual Business-Unit Net Sales Revenue	It is important to achieve increasing revenues in excess of the impacts of shipping and handling costs, and underlying sales revenue growth is essential for sustainable earnings growth	Combined Weighted Average or Individual Business-Unit net Sales less shipping and handling costs

Personal Performance Goals	Performance Goals for each person drive accountability	Personalized for each NEO

Safety Improvement Multiplier	Safety performance is a critical factor for measuring the success of all Company executives	Based on Company performance against an established Incidence Rate target. The Incidence Rate is the rate of recordable injuries per 100 workers occurring over a period of time

        The responsibilities of the NEO determine the percentage weighting of each metric under the Annual Incentive Plan. The table below outlines the metrics and weightings for corporate participants and Business-Unit participants. Each program has a safety improvement multiplier.

% AIP Component	CORPORATE PARTICIPANT	% AIP Component	BUSINESS-UNIT PARTICIPANT

50%	Combined Weighted Average Business-Unit Adjusted EBITDA	25%	Combined Weighted Average Business-Unit Adjusted EBITDA

		25%	Business-Unit Adjusted EBITDA

20%	Combined Weighted Average Business-Unit Net Operating Cash Flow	10%	Combined Weighted Average Business-Unit Net Operating Cash Flow

		10%	Business-Unit Net Operating Cash Flow

10%	Combined Weighted Average Business-Unit Net Sales Revenue	5%	Combined Weighted Average Business-Unit Net Sales Revenue

		5%	Business-Unit Net Sales Revenue

20%	Personal Performance Goals	20%	Personal Performance Goals

100%		100%

+/-10%	Safety Improvement Multiplier	+/-10%	Safety Improvement Multiplier

        The actual results are compared to the Annual Incentive Plan goals to calculate the payout percentage for each component shown above. Awards for combined weighted average computations are calculated based on a sum of the payouts for each individual business-unit, with weighting based on each business-unit's percentage of the combined business-unit target for that AIP component. This weighting structure was established so that the Company combined measures are less sensitive (either positively or negatively) to results of individual business units. The Compensation Committee concluded that a structure that ensured attention to the performance of all business units aligns the corporate level payout structure to the long-term interests of the Company and its stockholders.

        Performance goals (e.g., targets) for the above metrics are established by the Compensation Committee at the beginning of the performance year and reflect consideration of the Board-approved budget, the prior year actual results, the expected business environment in the following year, and a targeted improvement expectation.

        Target incentive values relevant to each NEOs base pay are established reflecting market-competitive values and are generally consistent with median incentive award percentages for peer companies. The goal is to provide competitive cash compensation to attract and retain executive talent. Awards under the AIP may range from 0% to 200% of the NEOs' target value, depending on actual results achieved versus the performance goal. AIP awards cannot exceed 200% of the target incentive value, and begin to pay only if threshold levels of goal attainment are exceeded.

        The Company computes the actual payout of the AIP awards from financial results as certified by the CFO using a linear calculation and the following payout scale:

Percent of Goal Achieved	Percent Paid
Less than or equal to 75% (Threshold)	0%
100% (Target)	100%
125% or greater	200% (maximum)

        Twenty percent (20%) of each named executive officer's Annual Incentive Plan award target amount is based on personal performance. These personal performance goals are a combination of the current year and longer term business goals, are both quantitative and qualitative in nature, and include key Company strategic goals as well as goals which are specific to each individual's area of accountability. Each NEO has multiple personal performance goals. Results on personal performance goals are determined by the Compensation Committee for the CEO, and based on input from the CEO, for all other NEOs to determine the applicable AIP payout.

        The final element of the AIP is a Safety Improvement Multiplier, included to encourage and reward safe operations. The safety goals within this metric are based on the "incidence rate" defined by regulations of the U.S. Occupational Safety & Health Administration ("OSHA") and Mine Safety & Health Administration ("MSHA"). The target is set to show an improvement over the average of the prior three years' safety results. The Safety Improvement Multiplier is applied on a linear sliding scale to the sum of all other AIP components as follows:

Safety Rating Achieved	Multiplier Applied
25% or more improvement beyond goal	1.1
100% of goal	1.0
25% or more shortfall below goal	0.9

        AIP Results:    All AIP awards are approved by the Compensation Committee following its review and approval of plan objectives and achievement levels, which are certified by the CFO, as well as individual personal performance goal achievement and calculation of the Safety Improvement Multiplier. The 2013 budget was established during the fourth quarter of 2012 and was based on considerations including 2012 results, a targeted improvement for fiscal year 2013, and the anticipated 2013 business environment.

        Corporate performance goals and results are shown below. Awards for combined weighted average computations are calculated based on a sum of the payouts for each individual Business-Unit, with weighting based on each Business-Unit's percentage of the combined Business-Unit target for that AIP component.

Performance Measure	Performance Goal (In Thousands)	Actual Result (In Thousands)	Percentage Above (Below) Performance Goal
Combined Weighted Average Business-Unit Adjusted EBITDA	$344,600	$310,081	(10%)
Combined Weighted Average Business-Unit Net Operating Cash Flow	$128,100	$192,118	50%
Combined Weighted Average Business-Unit Net Sales Revenue	$818,300	$826,936	1%

        Metric Weighting:    The AIP payout for Mr. Malecha, Mr. Berger and Mr. Goadby is based on the corporate participant weighting, while the AIP payout for Mr. Miller is based on the Business-Unit participant weighting. As Mr. Underdown serves in a dual capacity as Chief Financial Officer and Vice President, Compass Minerals U.K., his AIP payout is based on a 75% corporate / 25% Business-Unit split.

        Personal Performance:    After the end of the performance year, the CEO reviewed the individual performance of the NEOs with the Compensation Committee and recommended a payout for the personal performance metric which can range from zero to 200%. The Compensation Committee also considered the performance of the CEO and determined his payout for the personal performance metric.

        Safety Multiplier:    2013 was a tragic year for Compass Minerals due to the loss of an employee in a workplace accident. To reflect our commitment to reinforcing that we want to provide the safest possible workplace, all AIP awards for 2013 were reduced by 10% (e.g., a 90% Safety Improvement Multiplier), which is the maximum reduction.

        Based on the above results, the following table shows the approved Annual Incentive Plan awards made to the NEOs for the 2013 performance year:

		Actual
			Individual
		Corporate / Business- Unit ($)
NEO	Target AIP ($)		Achieved (%)	Paid ($)	Safety Multiplier (%)	2013 AIP Award ($)(1)
Francis J. Malecha	$725,000	$441,670	100%	$145,000	90%	$528,003
Rodney L. Underdown	$226,600	$193,930	106%	$48,153	90%	$217,874
Robert D. Miller	$165,000	$19,413	100%	$5,425	90%	$22,354
Steven N. Berger	$180,000	$109,656	125%	$45,000	90%	$139,190
David J. Goadby(2)	$164,877	$100,938	125%	$41,422	90%	$128,124
Gerald J. Bucan	$175,291	$102,434	100%	$28,623	90%	$117,951
Keith E. Clark	$200,655	$79,707	100%	$20,780	90%	$90,438

(1)
Mr. Miller, Mr. Bucan and Mr. Clark have prorated payouts due to their time with the Company during the year.

(2)
Amounts in local currency were converted to U.S. dollars based on an average $/£ exchange rate 1.5636 for 2013.

        Further detail of the specific payment amounts can be found in the "2013 SUMMARY COMPENSATION" table on page 57.

2013 Long-Term Incentive Plan ("LTIP")

        Plan Overview:    The Compensation Committee approves long-term equity incentive grants to named executive officers under Compass Minerals International, Inc. 2005 Incentive Award Plan, and allocates a combination of stock options, RSUs and PSUs to align stockholder interests and Company objectives as well as balance pay at risk and retention.

        A targeted long-term compensation dollar amount for each executive officer is established after considering market factors, business conditions, and growth strategy and after consultation with the independent compensation consultants. The goal is to target Total Direct Compensation (consisting of base pay, AIP and LTIP awards) at or near the median of the Total Direct Compensation of our peer group companies. From that target dollar amount, the number of stock options, RSUs and PSUs that are granted to each NEO is determined so that the awards' fair values (as determined in accordance with Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 718) match the target dollar amount.

        The target value mix of 2013 long-term incentive awards for the CEO was 40% options, 20% RSUs and 40% PSUs, while the other NEOs were granted on average, a mix of 30% options, 40% RSUs and 30% PSUs.

        All awards are subject to an award agreement. The terms and conditions of the award agreement are specific to the type of equity granted. The award agreements for the PSUs and RSUs include the following (i) forfeiture unless the specified performance hurdle is satisfied, (ii) a three-year vesting period beginning on the grant date and ending on the third anniversary of such grant date; (iii) forfeiture of non-vested units upon termination of employment with the Company or its subsidiaries prior to vesting unless certain conditions apply, and (iv) immediate vesting following a change of control, subject to certain conditions.

        Stock Option Grants:    To reduce the risk of improper option grant timing issues, the Compensation Committee adopted Option Grant Procedures in January 2007, addressing how option grant dates and exercise prices are determined in different circumstances. Annual option grants to employees occur on March 10th each year or the next business day, unless postponed because of the events specified in the

Option Grant Procedures. All such options are granted with an exercise price equal to the closing price of Compass Minerals common stock on the grant date. These Option Grant Procedures were followed in granting options in 2011, 2012 and 2013 for all named executive officers at that time.

        For 2013, the Company granted stock options that vest 25% each year over a four-year period and have a 7-year exercise period. All grants to NEOs, except for Mr. Miller, were granted on March 11, 2013, fully vests on March 11, 2017 and expire on March 11, 2020. As part of Mr. Miller's hiring package, the Compensation Committee approved a one-time option grant to Mr. Miller on November 1, 2013 which fully vests on November 1, 2017 and expire on November 1, 2020.

        Restricted Stock Unit (RSU) grants:    The Company grants RSUs under the Incentive Award Plan, with each unit representing the right to receive one share of the Company's common stock pursuant to a Performance-Based Restricted Stock Unit Award Agreement.

        For 2013 grants, the performance hurdle for RSU grants was set at 50% of the target EBITDA. After review of the financial results the Compensation Committee approved RSU grants to the NEOs in February 2013, with a grant date of March 11, 2013 and a vesting date of March 11, 2016, except for Mr. Miller who was not an employee of the Company at that time.

        There were several one time RSU grants also approved as part of hiring packages. Mr. Malecha's hiring package included an additional RSU grant, approved by the Board of Directors, valued at $2,000,000 (cliff vesting on January 17, 2016) but subject to adjustment based on compensation actually received from his former employer. There was no adjustment made. As part of Mr. Miller's hiring package, the Compensation Committee approved RSU grants to Mr. Miller on November 1, 2013 which vest on subsequent dates: November 1, 2016 and March 12, 2018. Mr. Berger's hiring package, approved by the Compensation Committee, included a grant of 2,000 RSUs valued at $153,980.

        After review of the financial results for the 2013 performance year, the Compensation Committee has determined that the performance hurdle for RSUs granted in 2013 was satisfied, and the 2013 RSUs were earned for 2013. As a result, dividend equivalents attributable to RSUs were determined to have been earned and were subsequently paid as of March 2014.

        If the performance hurdle is satisfied, accrued dividend equivalents are credited in an amount equal to the amount of per share dividends paid to stockholders for the year. If the performance hurdle is not satisfied, the RSU will be forfeited and no dividend equivalents will be paid. The grantee has no voting rights with respect to RSUs.

        Performance Stock Unit (PSU) grants:    The Company grants PSU Awards under the Incentive Award Plan, with each unit representing the right to receive one share of the Company's common stock pursuant to a PSU Award Agreement. Grants of PSUs are divided into three approximately equal tranches (rounded to the near whole unit) and are subject to the terms and conditions of the Performance Award Agreement which includes (i) satisfaction of annual performance criteria related to each of the three tranches, (ii) a three-year vesting period beginning on the grant date and ending on the third anniversary of such grant date, (iii) forfeiture of non-vested PSUs unless the applicable performance criteria are satisfied, (iv) forfeiture of non-vested PSUs upon termination of employment with the Company or its subsidiaries prior to vesting unless certain conditions apply, and (v) immediate vesting following a change of control, subject to certain conditions.

        If the performance criteria are satisfied, accrued dividend equivalents are credited in an amount equal to the amount of per share dividends paid to stockholders for the year. If the performance hurdle is not satisfied, a portion of the PSU, as applicable, will be forfeited and no dividend equivalents will be paid. The grantee has no voting rights with respect to PSUs.

        The performance criterion for each tranche of PSUs granted in 2013 is based on the Company's total shareholder return percentile compared to the companies comprising the Russell 3000 Index during the annual performance period for each tranche. Once granted, payout of PSUs interpolated between threshold and target, as well as between target and maximum, as follows:

Benchmark Ranking	% Of PSU Earned
< 30th Percentile	0%
30th Percentile (Threshold)	50%
50th Percentile (Target)	100%
>70th Percentile (Maximum)	150%

        For the 2013 performance year, the Company's annual total shareholder return ("TSR") was 10.24% which was the 20th percentage of the Russell 3000 Index. The following table outlines the resulting performance vesting for each of the impacted PSU tranches:

	2013 PSU Performance Period
	CMP TSR	Peer Midpoint TSR	Percentile Achieved	% of Granted Amount Earned
2011 PSU Grant(1)	10.24%	35.23%	20%	0%
2012 PSU Grant(2)	10.24%	35.23%	20%	0%
2013 PSU Grant(3)	10.24%	35.23%	20%	0%

(1)
For the third of three tranches from the 2011 grant, based on the Company's 2013 annual total shareholder return vs. companies that comprise the Russell 3000 Index.

(2)
For the second of three tranches from the 2012 grant, based on the Company's 2013 annual total shareholder return vs. companies that comprise the Russell 3000 Index.

(3)
For the first of three tranches from the 2013 grant, based on the Company's 2013 annual total shareholder return vs. companies that comprise the Russell 3000 Index.

        The Compensation Committee approved PSU grants to the NEOs, in February 2013 with a grant date of March 11, 2013 and a vesting date of March 11, 2016, except for Mr. Miller who was not an employee of the Company at that time. As part of Mr. Miller's hiring package, the Compensation Committee approved a one-time PSU grant on November 1, 2013 with a vesting date of March 12, 2018.

        The following table summarizes the equity grants to NEOs during year ending 2013.

NEO	Value	# of Options Granted	# of RSUs Granted	# of PSUs Granted

Francis J. Malecha(1)	$3,400,060	24,086	31,212	7,203

Rodney L. Underdown	$425,007	5,484	2,208	1,640

Robert D. Miller(2)	$800,005	10,556	4,654	3,761

Steven N. Berger(3)	$441,940	4,164	3,496	1,111

David J. Goadby	$354,995	4,581	1,844	1,370

Gerald J. Bucan(4)	$374,988	4,839	1,948	1,447

Keith E. Clark(5)	$374,988	4,839	1,948	1,447

(1)
As part of Mr. Malecha's hiring package and as an inducement, the Compensation Committee approved an initial RSU grant valued at $2,000,000 (with cliff-vesting January 17, 2016). The price of Company common stock on the date of grant, $72.53, was used as the initial value for determining the number of shares for this award. An additional $15.00 was received due to the rounding required to issue a whole share.

(2)
As part of Mr. Miller's hiring package, the Compensation Committee approved equity grants to Mr. Miller valued at $600,000, comprised of (a) stock options valued at $150,001 (vesting 25% annually) and fully vesting on November 1, 2017, (b) RSUs valued at $150,044 vesting on March 12, 2018, and (c) PSUs valued at $299,977 with a performance period of calendar years 2015, 2016 and 2017, vesting March 12, 2018. In addition, as a sign-on incentive, Mr. Miller received a one-time grant of RSUs valued at $199,983 vesting on November 1, 2016.

(3)
As part of Mr. Berger's hiring package, the Compensation Committee granted Mr. Berger RSUs for 2,000 shares of stock valued at $153,980.

(4)
Mr. Bucan's employment with the Company ended on October 26, 2013, and this table shows the amount he held in each case on that date. Upon termination all unvested PSUs, RSUs and stock options were forfeited.

(5)
Mr. Clark's employment with the Company ended on July 9, 2013, and this table shows the amount he held in each case on that date. Upon termination all unvested PSUs, RSUs and stock options were forfeited.

2013 Total Direct Compensation ("TDC") Compared to Peer Group Companies

        In November 2012, the Company's compensation consultant, PM&P, provided peer company compensation market data for 2012 that was adjusted to estimate 2013 peer compensation levels. The Compensation Committee considered this data in establishing 2013 compensation levels. For 2013, Company target total direct compensation (at target) ranged from (18%) below to 16% above the peer group median for current NEOs.

Name and Principal Position	2013 Total Direct Compensation(1)	2013 Peer Group Total Direct Compensation(2)	% Difference(3)

Francis J. Malecha Chief Executive Officer	$3,250,000	$3,361,500	(3%)

Rodney L. Underdown Chief Financial Officer	$1,063,600	$1,299,300	(18%)

Robert D. Miller Senior Vice President, Salt	$1,265,000	$1,089,500	16%

Steven N. Berger Senior Vice President, Corporate Services	$858,800	$880,200	(2%)

David J. Goadby Senior Vice President, Strategy(4)	$864,700	$854,200	1%

Gerald J. Bucan former Senior Vice President, Salt(5)	$869,000	$1,089,500	(20%)

Keith E. Clark former Vice President and General Manager, North American Highway(6)	$940,482	$722,700	30%

(1)
Annualized Base Pay + AIP at target + Value of LTIP award for 2013.

(2)
Median of Total Direct Target Compensation of all Companies in Peer Group companies for this role.

(3)
A negative percentage indicates that Compass Minerals Total Direct Compensation is below the median Total Direct Compensation of the peer group.

(4)
Amounts paid in local currency were converted to U.S. dollars based on average $/£ exchange rate of 1.5636 for 2013.

(5)
For comparison purposes, an annualized amount is shown for Mr. Bucan, whose employment with the Company ended on October 26, 2013. His actual compensation was less than the amount shown.

(6)
For comparison purposes, an annualized amount is shown for Mr. Clark, whose employment with the Company ended on July 9, 2013. His actual compensation was less than the amount shown.

Executive Compensation Decisions For 2014

        Prior to the date of this proxy statement, the Compensation Committee made a number of decisions affecting executive compensation in 2014. This section provides a brief overview of those decisions.

        2014 Base Pay Decisions:    The Compensation Committee approved the following base pay adjustments for the NEOs, to be effective April 2014. These adjustments are modest, reflecting performance of the Company as well as individual performance.

NEO	Base Pay (Effective April 1, 2013)		2014 Merit Increase (%)	Base Pay (Effective April 1, 2014)

Francis J. Malecha	$725,000		2.0%	$740,000

Rodney L. Underdown	$412,000		1.0%	$416,120

Robert D. Miller	$300,000	(1)	0.0%	$300,000

Steven N. Berger	$360,000		2.0%	$367,200

David J. Goadby(2)	$331,378		2.0%	$338,006

(1)
Mr. Miller's compensation as of his hire date, November 1, 2013.

(2)
Amounts paid in local currency were converted to U.S. dollars based on average $/£ exchange rate of 1.5636 for 2013.

        Annual Incentive Plan ("AIP"):    For 2014, the Compensation Committee decided to simplify the AIP program by reducing the number of metrics, aligning the weighting of corporate, Business-Unit and personal objectives to be consistent for all NEOs, and reducing the slope of the payout scale to better align with market practices. For 2014, the metrics and weighting in the AIP (which will be renamed to Management AIP (MAIP)) will be EBITDA at the Corporate and Business-Unit level, cost per ton for operations focused participants and Personal Objectives. The Safety Improvement Multiplier will continue to be applied to the sum of the results as is current practice.

        Long Term Incentive Plan ("LTIP"):    The Compensation Committee reviewed the LTIP design in 2013 and determined that the plan continues to provide an appropriate compensation vehicle to align stockholder interests and Company strategy. Only two changes are planned for 2014 grants under LTIP: the relative TSR metric for PSUs will now be a three year performance goal vs the annual performance goal as is currently the case, and the mix of equity granted will be 50% PSUs, 25% RSUs and 25% stock options for all NEOs. We believe that these changes will further align LTIP to the long term interests of our stockholders and our growth strategy.

Information Regarding Plans

        Incentive Award Plan:    The Incentive Award Plan provides the Board and/or Compensation Committee of the Board with the ability to provide for the award of incentive stock options, non-qualified stock options, restricted stock, stock appreciation rights, performance shares, performance stock units, performance awards, dividend equivalents, stock payments, deferred stock, restricted stock units and/or performance-based awards to eligible individuals. The Company established the Annual Incentive Plan under the Incentive Award Plan to ensure continued deductibility of performance awards pursuant to U.S. Internal Revenue Tax Code Section 162(m). Notwithstanding the foregoing, the full Board of Directors administers the Incentive Award Plan with respect to awards made to non-employee directors. Any award granted under the Incentive Award Plan other than a stock option or other award in which the participant pays the intrinsic value of the award shall become vested over a period of not less than three years (or, in the case of vesting based upon the attainment of performance goals or other performance-based objectives, over a period of not less than one year) following the award date.

        The maximum amount that may be paid to any participant pursuant to a performance award during any calendar year is $5,000,000, although in practice awards have been much less than this amount. Our performance-based awards include RSUs and PSUs.

        Tax Considerations:    Section 162(m) of the Internal Revenue Code denies a tax deduction to any publicly held corporation for compensation in excess of $1 million paid in a year to any individual who, on the last day of that year, is the chief executive officer or among the three other highest compensated executive officers, unless such compensation qualifies as performance-based under Section 162(m). Generally, stockholders are required to re-approve the performance criteria and the material terms of the plan every five years, and stockholders re-approved these provisions for the Incentive Award Plan in 2010.

        It is our intention to design our short-term incentive compensation plans and our long-term equity incentives to be deductible under Section 162(m) for the named executive officers, although individual exceptions may occur. The Compensation Committee believes that the interests of the stockholders are best served by not restricting the Compensation Committee's discretion in developing compensation programs, even though such programs may result in certain non-deductible compensation expenses. Compass Minerals believes all such compensation is deductible for 2011, 2012 and 2013.

 REPORT OF THE COMPENSATION COMMITTEE
OF THE BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION

        We have reviewed and discussed the foregoing Compensation Discussion and Analysis with management. Based on our review and discussion, we have recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement.

Submitted by:
Bradley J. Bell, Chair Eric Ford Richard S. Grant Paul S. Williams

        The foregoing Report of the Compensation Committee of the Board of Directors shall not be deemed to be soliciting material or be incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent Compass Minerals specifically incorporates this information by reference and shall not otherwise be deemed to be filed with the SEC under such Acts.

2013 SUMMARY COMPENSATION

        The following table sets forth for the fiscal year ended December 31, 2013 the compensation paid to or earned by the Company's principal executive officer, the current financial officer and each of the Company's three highest paid executive officers who were serving as an executive officer of the Company at the end of such fiscal year.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)(2)	Option Awards ($)(3)	Non-Equity Incentive Plan Compensation ($)(4) (AIP)	Change in Pension Value and Non- qualified Deferred Compensation Earnings ($)		All Other Compensation ($)(5)		Total ($)
Francis J. Malecha(6)	2013	$674,808		$2,840,061	$560,000	$528,003			$56,758		$4,659,630
President & Chief Executive Officer
Rodney L. Underdown	2013	$408,769		$297,504	$127,503	$217,874			$50,154		$1,101,804
CFO & Secretary	2012	$389,929		$299,990	$125,002	$103,703			$22,436		$941,060
	2011	$358,113		$300,035	$129,991	$155,086			$40,541		$983,766
Robert D. Miller	2013	$41,539		$650,005	$150,001	$22,354			$6,742		$870,641
Senior Vice President, Salt(7)
Steven N. Berger	2013	$283,846		$355,537	$86,403	$139,190			$38,190		$903,166
Senior Vice President, Corp. Services(8)
David J. Goadby(9)	2013	$329,753		$248,487	$106,508	$128,124					$812,872
Senior Vice President,	2012	$327,154		$254,959	$99,992	$69,700					$751,804
Strategy	2011	$322,735		$255,053	$99,995	$95,211	$936,247	(10)	$142,379	(10)(11)	$1,851,620
Richard S. Grant	2013	$25,807		n/a	n/a	n/a					$25,807
Interim Chief Executive Officer
Gerald J. Bucan	2013	$267,179		$262,481	$112,507	$117,951			$296,124		$1,056,242
Former Senior Vice	2012	$307,002		$254,959	$99,992	$70,251			$19,717		$751,921
President, Salt(12)	2011	$298,830		$250,080	$95,006	$87,918			$32,754		$764,588
Keith E. Clark	2013	$197,326		$262,481	$112,507	$90,437			$756,340		$1,419,091
Former Vice President &	2012	$354,869		$265,016	$110,001	$90,037			$21,430		$841,353
General Manager, North	2011	$342,804		$264,998	$110,004	$99,292			$40,182		$857,280
American Highway(13)

(1)
Restricted stock units ("RSUs") and performance stock units ("PSUs") were issued pursuant to the Incentive Award Plan. RSUs vest after three years, subject to a one year performance hurdle. This performance hurdle has been satisfied for RSUs issued in 2013, 2012 and 2011. PSUs were granted in 2013, 2012 and 2011 and earned PSUs vest after three years. The PSUs are divided into three approximately equal tranches. Each tranche must satisfy an annual performance hurdle based upon total shareholder return. Each annual tranche will earn between 0% and 150% based upon the Company's total shareholder return, compared to the total shareholder return for the companies comprising the Russell 3000 Index for PSUs granted in 2013, 2012 and 2011. The value of the RSUs and PSUs reflects the grant date fair value in accordance with Financial Accounting Standards Board Accounting Standards Codification ("ASC") Topic 718. These amounts reflect the aggregate grant date fair value of the equity awards, rather than the dollar amounts recognized that year for financial statement reporting purposes. For valuation information, see Note 12 to the Consolidated Financial Statements included in the Annual Report on Form 10-K for the year ended December 31, 2013.

(2)
Dividend equivalents were paid with respect to RSUs granted in 2013, 2012 and 2011. This participation feature is included in the grant date fair value of each award that is entitled to receive dividends. In 2013, 2012 and 2011, dividend equivalents are paid only upon attainment of a minimum annual performance hurdle in the year of the grant. This annual performance hurdle was met for 2013 but dividend equivalents were not paid until March 2014 relating to the 2013 RSU grant and so Messrs. Malecha, Berger and Miller received first payments for dividend equivalents at that time. During 2013, Mr. Underdown received dividend equivalents of $43,450, related to his 2007-2012 grants; Mr. Goadby received dividend equivalents of $24,862 related to his 2007-2012 grants; Mr. Bucan received dividend equivalents of $17,373 related to his 2007-2012 grants; and Mr. Clark received dividend equivalents of $16,136 related to his 2007-2012 grants. See Note 12 to the Consolidated Financial Statements included in the Annual Report on Form 10-K for the year ended December 31, 2013 for valuation information. Dividend equivalents were earned for the second tranche of the PSUs granted in 2011 but did not earn any dividend equivalents for either the first or third tranche. Dividend equivalents were earned for the first tranche of the PSUs granted in 2012 but did not earn any dividend equivalents for the second tranche. No dividend equivalents were earned for the first tranche of the PSUs granted in 2013.

(3)
Options were granted pursuant to the Incentive Award Plan. Options vest over four years. These amounts reflect the Company's grant date fair value in accordance with ASC Topic 718 and reflect the aggregate grant date fair value of the equity awards. As such, in the year of a grant, the full aggregate grant date fair value appears, rather than the portion being expensed for financial statement reporting purposes in that year. For valuation information, see Note 12 to the Consolidated Financial Statements included in the Annual Report on Form 10-K for the year ended December 31, 2013.

(4)
Payments were made pursuant to the Company's Annual Incentive Plan. Under the AIP, incentive awards were paid to executives based on objectives relating to overall Company performance, Business-Unit performance and personal performance. Weighting of these components was based on the responsibilities of the executive. Beginning July 2011, Mr. Underdown's responsibilities changed and he began serving in a dual capacity as CFO and Vice President, Compass Minerals U.K., with responsibilities attributable to both a corporate participant and a Business-Unit participant for purposes of the AIP calculations. To recognize this uniquely divided responsibility for 2012 and 2013, Mr. Underdown's 2012 and 2013 AIP payout is based on a 75% corporate/25% Business-Unit split due to his dual responsibility of overall corporate management as well as a specific Business-Unit.

(5)
Includes Company matching of employee/executive retirement plan contributions, profit sharing and fixed contributions to the Company's qualified Savings Plan, Company provided life and disability insurance expense, and contributions to the Company's Restoration Plan. Amounts also include an additional Company contribution to the Savings Plan equal to 1% of gross salary which was applied to purchase shares of Company common stock for those contributions into the 401(k) plan.

(6)
Mr. Malecha began as CEO effective January 17, 2013. See "Employment and Change of Control Agreements" for a description of the terms of his employment agreement. Relocation payments are reflected in the "All Other Compensation" column above.

(7)
Mr. Miller began as Senior Vice President, Salt effective November 1, 2013. See "Other Arrangements with NEOs" for a description of the terms of his employment. His pay reflects his time in position and arrangements as part of his hiring package. Relocation payments are reflected in the "All Other Compensation" column above.

(8)
Mr. Berger began as Senior Vice President, Corporate Services effective March 11, 2013. His pay reflects his time in position and arrangements as part of his hiring package. Relocation payments are reflected in the "All Other Compensation" column above.

(9)
Mr. Goadby is a resident of the United Kingdom. Amounts paid in local currency were converted to U.S. dollars based on average $/£ exchange rates of 1.5636, 1.5861, and 1.6097 for 2013, 2012 and 2011, respectively. Mr. Goadby's bonus payments were made pursuant to his service agreement.

(10)
Mr. Goadby, a resident of the U.K., was the only named executive officer covered by a defined benefit pension plan, and he ceased active participation in that plan effective November 2006. In 2011, the Company offered all non-retired members of the plan the opportunity to transfer their accrued benefits out of the defined benefit plan in return for an enhancement to their transfer values. Mr. Goadby transferred his accumulated benefit to a defined contribution plan and there is no longer any outstanding accumulated benefit obligation under a pension plan for him. See Note 8 to the Consolidated Financial Statements included in the Annual Report on Form 10-K for the year ended December 31, 2013. The 2011 "Change in Pension Value" amount reflects a reduction of $193,164 to Mr. Goadby's accumulated benefit obligation during the year prior to the transfer and a statutorily prescribed enhancement transfer value (comprised of his transfer value and enhancement) of $1,129,411 as an investment into to Mr. Goadby's pension fund. In addition to his enhanced transfer value Mr. Goadby also received an additional enhancement (consistent with the offer to all non-retired members of the plan) of $134,075 that was paid to him as cash, for a total of $1,266,486, based on average $/£ exchange rates of 1.6097 for 2011. The cash paid to Mr. Goadby has been reflected in the "All Other Compensation" column above.

(11)
For 2011 and 2010, this amount includes a Company contribution to a defined contribution plan converted to U.S. dollars based on average $/£ exchange rates of 1.6097, and 1.5483, respectively. Beginning in 2012, the Company no longer makes a contribution to a defined contribution plan. See Footnote 10 above for additional information.

(12)
Mr. Bucan left employment on October 23, 2013 and therefore his unvested PSU and RSU awards were forfeited. His pay reflects his time in position, including a 2013 AIP payment based on actual results, with the final amount pro-rated based on time worked from January 1, 2013 until October 23, 2013. Separation payments are reflected in the "All Other Compensation" column as well as in the "Final Release and Waiver of Claims Agreements" section.

(13)
Mr. Clark left employment on July 9, 2013 and therefore his PSU and RSU awards were forfeited. His pay reflects his time in position, including a 2013 AIP payment based on actual results, with the final amount pro-rated based on time worked from January 1, 2013 until July 9, 2013. Separation payments are reflected in the "All Other Compensation" column as well as in the "Final Release and Waiver of Claims Agreements" section.

2013 GRANTS OF PLAN-BASED AWARDS

        The following table provides information about non-equity incentive plan awards, equity incentive plan awards, and stock awards granted to our NEOs during the fiscal year ended December 31, 2013. The compensation plans under which the grants in the following table were made are described on pages 50 through 53 of this proxy statement.

					All Other Stock Awards: Number of Shares of Stock or Units (#)(2)		All Other Option Awards: Number of Securities Underlying Options (#)(2)
		Estimated Future Payouts Under Non-Equity Incentive Plan Awards (AIP)(1)								Grant Date Fair Value of Stock and Option Awards(6)
									Exercise or Base Price of Option Awards ($/Sh)
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)
Francis J. Malecha	1-17-13				27,575	(3)(4)				$2,000,015
	3-11-13	$0	$725,000	$1,450,000	3,637	(3)				$280,013
	3-11-13				7,203	(5)				$560,033
	3-11-13						24,086	(7)	$76.99	$560,000
Rodney L. Underdown	3-11-13	$0	$226,600	$453,200
					2,208	(3)				$169,994
					1,640	(5)				$127,510
							5,484	(7)	$76.99	$127,503
Robert D. Miller	11-1-13	$0	$165,000	$330,000
					1,995	(3)				$150,044
					2,659	(3)				$199,983
					3,761	(5)				$299,977
							10,556	(7)	$75.21	$150,001
Steven N. Berger	3-11-13	$0	$180,000	$360,000
					2,000	(3)				$153,980
					1,496	(3)				$115,177
					1,111	(5)				$86,380
							4,164	(7)	$76.99	$86,403
David J. Goadby(8)	3-11-13	$0	$165,689	$331,378
					1,844	(3)				$141,970
					1,370	(5)				$106,518
							4,581	(7)	$76.99	$106,508
Gerald J. Bucan	3-11-13	$0	$143,154	$286,308
					1,948	(3)				$149,977
					1,447	(5)				$112,504
							4,839	(7)	$76.99	$112,507
Keith E. Clark	3-11-13	$0	$196,721	$432,786
					1,948	(3)				$149,977
					1,447	(5)				$112,504
							4,839	(7)	$76.99	$112,507

(1)
Awards under the Company's Annual Incentive Plan are described in more detail above.

(2)
Awards under the Company's Incentive Award Plan are described in more detail above.

(3)
RSU awards are shown in units.

(4)
As part of Mr. Malecha's hiring package and as an inducement, he received an initial RSU grant valued at $2,000,000 (with cliff-vesting January 17, 2016). The price of Company common stock on the date of grant, $72.53, was used as the initial value for determining the number of shares for this award. An additional $15.00 was received due to the rounding required to issue a whole share.

(5)
PSU awards are shown in units. See Footnote 4 to "OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END 2013" for a description of PSUs.

(6)
These amounts reflect the grant date fair value in accordance with ASC Topic 718. "Grant Date Fair Value of Stock and Option Awards" amounts can be based on different assumptions for different individuals. Items such as retirement eligibility and differing country-specific tax laws are some of the factors which can influence these differing assumptions. Dividend equivalents were paid with respect to shares subject to RSUs granted in 2013 in March 2014.

(7)
Option awards.

(8)
Amounts related to Estimated Future Payouts under Non-Equity Incentive Plan Awards were converted to U.S. dollars based on an average $/£ exchange rate of 1.5636.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END 2013

        The following table summarizes the equity awards made to our NEOs that are outstanding as of December 31, 2013.

	Option Awards				Stock Awards
Name and Grant Date(1)	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)
Francis J. Malecha(2)
1/17/13					27,575	(3)	$2,207,379
3/11/13	0	24,086	$76.99	3/11/20
					3,637	(3)	$291,142
					7,203	(4)	$576,600
Rodney L. Underdown(2)
3/11/13	0	5,484	$76.99	3/11/20
					2,208	(3)	$176,750
					1,640	(4)	$131,282
3/12/12	1,340	4,018	$71.69	3/12/19
					2,441	(3)	$195,402
					1,678	(4)	$134,324
3/10/11	2,215	2,214	$86.47	3/10/18
					1,966	(3)	$157,378
					416	(4)	$33,301
3/10/10	4,143	1,381	$78.51	3/10/17
3/10/09	8,453	0	$58.99	3/10/16
3/10/08	8,071	0	$55.12	3/10/15
Robert D. Miller(2)
11/1/13	0	10,556	$75.21	11/1/20
					1,995	(3)	$159,700
					2,659	(3)	$212,853
					3,761	(4)	$301,068
Steven N. Berger(2)
3/11/13	0	4,164	$76.99	3/11/20
					2,000	(3)	$160,100
					1,496	(3)	$119,755
					1,111	(4)	$88,936
David J. Goadby(2)
3/11/13	0	4,581	$76.99	3/11/20
					1,844	(3)	$147,612
					1,370	(4)	$109,669
3/12/12	1,072	3,214	$71.69	3/12/19
					2,162	(3)	$173,068
					1,342	(4)	$107,427
3/10/11	1,704	1,703	$86.47	3/10/18
					1,793	(3)	$143,530
					320	(4)	$25,616
3/10/10	4,143	1,381	$78.51	3/10/17
3/10/09	8,453	0	$58.99	3/10/16

 OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END 2013 (Continued)

	Option Awards				Stock Awards
Name and Grant Date(1)	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)
Gerald J. Bucan(2)
3/12/12	1,072	0	$71.69	1/25/14
3/10/11	1,619	0	$86.47	1/25/14
3/10/10	4,143	0	$78.51	1/25/14
3/10/09	8,453	0	$58.99	1/25/14

(1)
Former NEO, Mr. Clark, does not appear in this table because all of his outstanding equity was forfeited upon his departure.

(2)
Awards were made pursuant to the Incentive Award Plan. Option awards vest 25% per year. RSUs vest three years from date of grant and are subject to a one year performance hurdle which was satisfied for all RSUs awarded in 2013, 2012 and 2011. PSUs vest three years from the date of grant and are subject to three separate annual performance criteria. See Footnote 4 below for a description of PSUs.

(3)
RSU awards are shown in units.

(4)
PSU awards are shown in units. The Company granted three-year performance stock units in three approximately equal tranches to each NEO. The PSUs are targeted to settle at one share per unit. Each tranche has an annual performance period in which the annual award may earn from 0% to 150% of the target based upon the Company's stock performance compared to the companies comprising the Russell 3000 Index. The third tranche of PSUs granted in 2011 attributable to the 2013 performance period earned 0% of the award target which will result in a decrease of 970 shares for Mr. Underdown and 746 shares for Mr. Goadby. In 2013, the Company's total shareholder return was in the 20th percentile of the Russell 3000 Index. The second tranche of PSUs granted in 2012 and the first tranche of PSUs granted in 2013 attributable to the 2013 performance period earned 0% of the award target. No dividend equivalents for PSUs were paid with respect to the 2013 performance period.

 OPTION EXERCISES AND STOCK VESTED FOR 2013

        The following table summarized the value realized by the NEOs upon option award exercises and stock award vesting during the fiscal year ended December 31, 2013.

	Option Awards				Stock Awards
Name	Number of Shares Acquired on Exercise (#)		Value Realized on Exercise ($)		Number of Shares Acquired on Vesting (#)		Value Realized on Vesting ($)
Francis J. Malecha	0		$0		0		$0
Rodney L. Underdown	10,000		$486,456		1,974	(1)	$152,669
					507	(2)	$39,211
Robert D. Miller	0		$0		0		$0
Steven N. Berger	0		$0		0		$0
David J. Goadby	17,071		$752,392		1,974	(1)	$152,669
					507	(2)	$39,211
Gerald J. Bucan	8,100		$412,085		1,974	(1)	$152,669
					507	(2)	$39,211
Keith E. Clark	25,720	(3)	$624,948	(3)	1,974	(1)	$152,669
					507	(2)	$39,211

(1)
RSU awards are shown in units.

(2)
PSU awards are shown in units.

(3)
Mr. Clark exercised stock options post-employment in June 2013.

NON-QUALIFIED DEFERRED COMPENSATION FOR 2013

        The following table summarizes our NEOs' compensation under the Restoration Plan for Executives during the fiscal year 2013.

Name	Executive Contributions in 2013 ($)	Registrant Contributions in 2013(1)(2) ($)	Aggregate Earnings (Losses) in 2013 ($)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at end of 2013(3) ($)
Francis J. Malecha	$0	$26,344	$0	$0	$0
Rodney L. Underdown	$13,248	$23,210	$41,775	$0	$306,373
Robert D. Miller	$0	$0	$0	$0	$0
Steven N. Berger	$0	$1,396	$0	$0	$0
David J. Goadby	$0	$0	$0	$0	$0
Gerald J. Bucan	$25,335	$7,447	$25,163	$0	$199,021
Keith E. Clark	$4,811	$2,652	$102,761	$0	$1,500,523

(1)
Represents amounts credited to the employee's account during 2013 without regard to the year that the contribution was earned. Registrant contributions shown above differ from the registrant contributions accrued during 2013 as reflected in "ALL OTHER COMPENSATION" in the "2013 SUMMARY COMPENSATION" table. Messrs. Malecha, Berger and Miller were not entitled to contribute to the Restoration Plan in 2013 due to an employment start date after plan enrollment. However, the plan provides for accrual of non-qualified contributions attributable to the prior year once the IRS limit on qualified contributions has been met. SEC rules require disclosure of the accrued amount that relates back to the prior fiscal year, even though such amount will not be paid until 2014.

(2)
Amounts included in this column for 2013 and reported as 2013 compensation in the "2013 SUMMARY COMPENSATION" table include for Mr. Malecha $26,344; for Mr. Underdown $23,210; for Mr. Berger $1,396; for Mr. Bucan $2,821; and for Mr. Clark $2,304.

(3)
Amounts in this column that were included in the "2013 SUMMARY COMPENSATION" table and reported as compensation for previous years (2008 - 2012 inclusive) are for Mr. Underdown $88,929; Mr. Bucan $47,357; and for Mr. Clark $111,306. Under the rules, registrant contributions accrued but will not be paid until 2014.

POTENTIAL PAYMENTS ON TERMINATION OF EMPLOYMENT
FOLLOWING OR IN CONNECTION WITH A CHANGE IN CONTROL

        The Company has entered into agreements providing for payments upon termination of employment following a change in control with each of the current named executive officers, each an "Executive" for purposes of this section. In addition, Mr. Malecha's employment agreement contains severance provisions. Mr. Goadby has not signed a change of control agreement, but his service agreement provides for payments upon change in control. The following table summarizes certain terms in these agreements, other than for Mr. Goadby.(1)

Triggering Event	Double Trigger: Qualifying Termination within two years following a Change in Control(2)
Qualifying Termination	(i) Termination by the Company Other than For Cause(3), or
(ii) Termination by Executive for Good Reason(4)
Lump Sum Payment	Amount equal to two times the sum of Executive's highest annual base salary during the 12 months preceding the date of termination plus Executive's Bonus Amount.(5)
Benefits	Benefits continue for 18 months or until Executive becomes eligible for such benefits through another employer, whichever occurs first.
Equity	Outstanding stock options and RSUs would vest immediately upon Qualifying Termination; PSUs are earned based on performance criteria and if earned, vest immediately.
(1)
The summary is qualified in its entirety to the Change in Control Agreements filed as Exhibit 10.35 to the Company's Annual Report on Form 10-K for the period ended December 31, 2013; for Mr. Malecha, Exhibit 10.40 to the Company's Annual Report on Form 10-K for the period ended March 31, 2012; and for Mr. Goadby, Exhibit 10.1 to the Company's Current Report on Form 8-K dated October 27, 2006. This section does not reflect any payments or benefits that would be paid to our salaried employees generally, including for example accrued salary, pro rata AIP, and vacation pay.

(2)
"Change in Control" means the occurrence of any one of the following events:

(i)
a transaction or series of transactions (other than an offering of the Company's common stock to the general public through a registration statement filed with the Securities and Exchange Commission) whereby any "person" or related "group" of "persons" (as such terms are used in Sections 13(d) and 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") (other than the Company, any of its subsidiaries, an employee benefit plan maintained by the Company or any of its Subsidiaries, or a "person" that, before such transaction, directly or indirectly controls, is controlled by, or is under common control with, the Company) directly or indirectly acquires beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act) of securities of the Company possessing more than 50% of the total combined voting power of the Company's securities outstanding immediately after such acquisition; or

(ii)
during any period of two consecutive years, individuals who, at the beginning of such period, constitute the Board together with any new director(s) (other than a director designated by a person who shall have entered into an agreement with the Company to effect a transaction described in clause (i) above or clause (iii) below) whose election by the Board or nomination for election by the Company's stockholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of the two year period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof; or

  (iii)
  the consummation by the Company (whether directly involving the Company or indirectly involving the Company through one or more intermediaries) of (A) a merger, consolidation, reorganization, or business combination or (B) a sale or other disposition of all or substantially all of the Company's assets or (C) the acquisition of assets or stock of another entity, in each case other than a transaction:

  a.
  that results in the Company's voting securities outstanding immediately before the transaction continuing to represent (either by remaining outstanding or by being converted into voting securities of the Company or the person that, as a result of the transaction, controls, directly or indirectly, the Company or owns, directly or indirectly, all or substantially all of the Company's assets or otherwise succeeds to the business of the Company (the Company or such person, the "Successor Entity")) directly or indirectly, at least a majority of the combined voting power of the Successor Entity's outstanding voting securities immediately after the transaction, and

  b.
  after which no person or group beneficially owns voting securities representing 50% or more of the combined voting power of the Successor Entity; provided, however, that no person or group shall be treated for purposes of this subparagraph as beneficially owning 50% or more of combined voting power of the Successor Entity solely as a result of the voting power held in the Company before the consummation of the transaction; or

  (iv)
  the Company's stockholders approve a liquidation or dissolution of the Company.

(3)
For purposes of the Change in Control Severance Agreement, "Cause" means Executive's (i) conviction of, or plea of guilty or nolo contendere to, a felony or misdemeanor involving moral turpitude, (ii) indictment for a felony or misdemeanor under the federal securities laws, (iii) willful misconduct or gross negligence resulting in material harm to the Company, (iv) willful breach of Executive's duties or responsibilities herein or of the separate Restrictive Covenant Agreement as defined, (v) fraud, embezzlement, theft, or dishonesty against the Company or any Subsidiary, or (vi) willful violation of a policy or procedure of the Company resulting in any case in material harm to the Company.

(4)
"Good Reason" means, without Executive's express written consent, the occurrence of any of the following events within two years after a Change in Control: (i) a material adverse change in Executive's duties or responsibilities as of the Change in Control (or as the same may be increased from time to time thereafter); provided, however, that Good Reason shall not be deemed to occur upon a change in Executive's reporting structure, upon a change in Executive's duties or responsibilities that is a result of the Company no longer being a publicly traded entity and does not involve any other event set forth in this paragraph, or upon a change in Executive's duties or responsibilities that is part of an across-the-board change in duties or responsibilities of employees at Executive's level; (ii) any material reduction in Executive's annual base pay or annual target or maximum annual incentive award opportunity in effect as of the Change in Control (or as the same may be increased from time to time thereafter); provided, however, that Good Reason shall not include such a reduction of less than 10% that is part of an across-the-board reduction applicable to employees at Executive's level; (iii) Company's (A) relocation of Executive more than fifty miles from Executive's primary office location and more than fifty miles from Executive's principal residence as of the Change in Control or (B) requirement that Executive travel on Company business to an extent substantially greater than Executive's travel obligations immediately before such Change in Control; and (iv) any material breach of the Change in Control Severance Agreement.

(5)
"Bonus Amount" means the higher of (i) Executive's average annual incentive bonuses during the last 3 completed fiscal years before the Date of Termination (annualized in the event Executive was not employed by Company (or its affiliates) for the whole of any such fiscal year) and (ii) Executive's aggregate annual target bonus (targeted at 100%) for the fiscal year in which the Date of Termination occurs.

2013 POTENTIAL PAYMENTS UPON CHANGE IN CONTROL

        The following table outlines the value of the potential payments upon change in control that would have been paid to each NEO if such NEO separated from the Company on December 31, 2013.

		Lump Sum Cash Payment Within 30 Days of Qualifying Termination(1)

Name	Type of Termination	Salary	Bonus Amount	Value of Continued Benefits(2)	Accelerated Vesting of Equity(3)	Total(4)
Francis Malecha(5)
	Change in Control	$1,450,000	$1,450,000	$13,370	$2,572,224	$5,485,594
	Disability	$1,160,000	—	$13,370	$2,799,250	$3,972,620
	Not for Cause	$1,812,500	$725,000	$13,370	$2,222,649	$4,773,519
Rodney Underdown
	Change in Control	$824,000	$453,200	$8,235	$1,097,236	$2,382,671
Robert Miller
	Change in Control	$600,000	$330,000	$13,370	$423,644	$1,367,014
Steven Berger
	Change in Control	$720,000	$360,000	$13,370	$292,597	$1,385,967
David Goadby(6)
	Change in Control	$597,524	n/a	$3,371	$794,244	$1,391,769
(1)
The lump sum cash payment would also include base salary due, pro rata bonus compensation due, and unreimbursed expenses properly incurred through the date of termination; however, this section does not reflect any payments or benefits that would be paid to our salaried employees generally, including for example accrued salary, pro rata AIP, and vacation pay. Each NEO would be required to sign a release as a condition precedent to any payments under the change in control agreements.

(2)
Value of continued participation in medical, dental, accident, disability, and life insurance benefit plans for eighteen months. This is not a cash payment.

(3)
Equity includes stock options, RSUs and PSUs which vest in accordance with the applicable equity-based compensation award agreement, or employment agreement in Mr. Malecha's case. Stock options and RSU would vest immediately upon involuntary termination of employment following a change in control or voluntary termination for Good Reason within 18 months following such Change of Control. With respect to PSU grants for 2012 and earlier years, PSUs would be immediately vested and payable upon a change control and any incomplete performance year would be paid at target (100%). With respect to the 2013 PSU grant, PSUs for completed performance periods would be determined based on actual results. With respect to any partial performance period, the number of PSUs earned is based on actual performance through the Change in Control. See footnote 4 below for equity vesting applicable to Mr. Malecha's employment agreement.

(4)
Totals do not include amounts earned or benefits accumulated due to continued service by the NEOs through December 31, 2013, including 401(k) retirement savings and the Restoration Plan deferred compensation balances, all as detailed in the preceding tables. There are no tax gross ups, and individual tax payments are the obligation of each NEO.

(5)
Based on Mr. Malecha's employment agreement, upon a disability he would receive base pay plus 60% of base, options would be exercisable until the 3rd anniversary of disability and PSUs and RSUs continue to vest until terms are complete. Unlike the other numbers in the "Lump Sum" columns, the amount shown for payment upon disability in those columns includes base salary, and that amount would be paid over time, not in a lump sum. Mr. Malecha's employment agreement also covers termination without cause or for good reason to equal base plus prorated AIP plus 1.5x base or continuation of the base salary for the remainder of the initial term, payable in a lump sum plus 18 month of benefits. Stock options and RSUs fully vest—PSUs continue to vest through the termination date. For more specific information, refer to Mr. Malecha's employment agreement dated January 17, 2013, filed as Exhibit 10.38 to the Company's Current Report on Form 8-K dated January 10, 2013.

(6)
Based on Mr. Goadby's service agreement, upon change in control he would receive base pay and medical insurance benefit calculated over a twelve month period and £150,000. He is also entitled to immediate vesting of options and RSUs pursuant to the applicable award agreements. For Mr. Goadby there is no other type of termination covered in his agreement.

FINAL RELEASE AND WAIVER OF CLAIMS AGREEMENTS

        We entered into the following agreements with NEOs whose employment with us terminated during 2013.

        Clark Agreement.    On July 9, 2013, Mr. Clark's employment with the Company terminated. The Company and Mr. Clark entered into a Final Release and Waiver of Claims Agreement effective as of July 17, 2013. That agreement provides, among other things, for (i) a severance payment of $614,827.00, (ii) reimbursement for up to eighteen (18) months of any premium payments for any COBRA coverage, (iii) outplacement assistant for eighteen (18) months, (iv) reimbursement of up to $3,100.00 to convert the Compass Minerals Executive Disability Insurance to an individual policy, and (v) a pro-rated portion of the annual incentive payment that would have been received if employment with the Company continued through the end of 2013. Mr. Clark was also eligible to and did receive annual incentive payments pro rated to termination of employment.

        Bucan Agreement.    On October 26, 2013, Mr. Bucan's employment with the Company terminated. The Company and Mr. Bucan entered into a Final Release and Waiver of Claims Agreement effective as of November 3, 2014. That agreement provides, among other things, for (i) a severance payment of $239,033.00, (ii) reimbursement for ten (10) months of COBRA premium payments in the amount of $17,364.00, (iii) outplacement assistant for eighteen (18) months, (iv) reimbursement of up to $2,634.00 to convert the Compass Minerals Executive Disability Insurance to an individual policy, and (v) a pro-rated portion of the annual incentive payment that would have been received if employment with the Company continued through the end of 2013. Mr. Bucan was also eligible to and did receive annual incentive payments pro rated to termination of employment.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

        The Compensation Committee consists of Bradley J. Bell (chair), Eric Ford, Richard S, Grant and Paul S. Williams. None of these individuals is an officer or employee of Compass Minerals. Mr. Grant served as Interim CEO from December 29, 2012 through January 16, 2013, and during that time he resigned his position from the Compensation Committee. Otherwise, no executive officer of Compass Minerals served as a director of any corporation for which any of these individuals served as an executive officer, and there were no other Compensation Committee interlocks with the companies with which these individuals or Compass Minerals' other directors are affiliated.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Securities Exchange Act of 1934, as amended, requires directors and certain officers of Compass Minerals and persons who own more than 10% of Compass Minerals' common stock to file with the SEC initial reports of beneficial ownership (Form 3) and reports of subsequent changes in their beneficial ownership (Form 4 or Form 5) of Compass Minerals' common stock. Such directors, officers and greater-than-ten-percent stockholders are required to furnish Compass Minerals with copies of the Section 16(a) reports they file. The SEC has established specific due dates for these reports, and Compass Minerals is required to disclose in this Proxy Statement any late filings or failures to file.

        Based solely upon a review of the copies of the Section 16(a) reports (and any amendments thereto) furnished to Compass Minerals and written representations from certain reporting persons that no additional reports were required, Compass Minerals believes (i) that its directors and greater-than-ten-percent stockholders complied with all these filing requirements for the fiscal year ended December 31, 2013, and (ii) each of the Company's reporting officers complied with filing requirements for the fiscal year ended December 31, 2013.

REVIEW AND APPROVAL OF TRANSACTIONS WITH RELATED PERSONS

        The Board of Directors has adopted a written policy and procedures for review, approval and monitoring of transactions involving the Company and "related persons" (directors, director nominees and executive officers or their immediate family members, or stockholders owning 5% or greater of the Company's outstanding stock). The policy covers any related-person transaction that meets or is near the minimum threshold for disclosure in the Proxy Statement under the relevant SEC rules (generally, transactions involving amounts exceeding $120,000 in which a related person has a direct or indirect material interest).

        The Company's Nominating/Corporate Governance Committee (the "Governance Committee") will review the material facts of all proposed related-party transactions. In determining whether to approve or ratify a related-party transaction, the Governance Committee will take into account, among other factors it deems appropriate, whether the related-party transaction is on terms no less favorable to the Company than terms generally available to an unaffiliated third party under the same or similar circumstances and the extent of the related party's interest in the transaction. No director shall participate in any discussion, approval or ratification of any related-party transaction for which he or she is a related party, except that the director shall provide all material information concerning the related-party transaction to the Governance Committee. If a related-party transaction will be ongoing, the Governance Committee may establish guidelines for the Company's management to follow in its ongoing dealings with the related party. Thereafter, the Governance Committee, on at least an annual basis, shall review and assess ongoing relationships with the related party to determine whether they are in compliance with the Governance Committee's guidelines and that the related-party transaction remains appropriate.

OTHER MATTERS

        We know of no other business that will be presented at the meeting. If any other matter properly comes before the stockholders for a vote at the meeting, however, the proxy holders will vote your shares in accordance with their best judgment.

ADDITIONAL INFORMATION

        To reduce the expense of delivering duplicate proxy materials to stockholders who may have more than one account holding Compass Minerals stock, we have adopted a procedure approved by the SEC called "householding." Under this procedure, certain stockholders of record who have the same address and last name, and who do not participate in electronic delivery of proxy materials, will receive only one copy of our Notice of Internet Availability of Proxy Materials, and as applicable, any additional proxy materials that are delivered, until such time as one or more of these stockholders notifies us that they want to receive separate copies. This procedure reduces duplicate mailings and saves printing costs and postage fees. Stockholders who participate in householding will continue to have access to and utilize separate proxy voting instructions. Stockholders who hold shares in "street name" may contact their brokerage firm, bank, broker-dealer or other similar organization to request information about householding.

        If your shares are held by an intermediary broker, dealer or bank in "street name," your consent to householding may be sought, or may already have been sought, by or on behalf of the intermediary. If you wish to revoke a consent to householding obtained by a broker, dealer or bank which holds shares for your account, you may do so by calling Broadridge, toll free at 1-800-542-1061. You will need your 12 digit investor identification number. You may also write to Broadridge Householding Department, 51 Mercedes Way, Edgewood, NY 11717, or contact your broker, bank or other intermediary.

        If you are a stockholder of record and receive a single set of proxy materials as a result of householding, and you would like to have separate copies of our Notice of Internet Availability of Proxy Materials, annual report, or proxy statement mailed to you, please submit a request to our Corporate Secretary at Compass Minerals International, Inc., 9900 West 109th Street, Suite 100, Overland Park, KS 66210 and we will promptly send you what you have requested. However, please note that if you want to receive a paper proxy or voting instruction form or other proxy materials for purposes of this year's annual meeting, follow the instructions included in the Notice of Internet Availability that was sent to you. You can also contact us at the address above if you received multiple copies of the annual meeting materials and would prefer to receive a single copy in the future, or if you would like to opt out of householding for future mailings.

 ADDITIONAL FILINGS AND INFORMATION

        The Company's Forms 10-K, 10-Q, 8-K and all amendments to those reports are available without charge through the Company's website as soon as reasonably practicable after they are electronically filed with, or furnished to, the SEC. They may be accessed at http://www.compassminerals.com. Additional copies of the Company's annual report to stockholders are available upon a written request to the Company at Compass Minerals International, Inc., 9900 West 109th Street, Suite 100, Overland Park, Kansas 66210, Attention: Secretary.

Proxy Solicitation

        Compass Minerals will bear the entire cost of this proxy solicitation. In addition to soliciting proxies by this mailing, we expect that our directors, officers and regularly engaged employees may solicit proxies personally or by mail, telephone, facsimile or other electronic means, for which solicitation they will not receive any additional compensation. Compass Minerals will reimburse brokerage firms, custodians, fiduciaries and other nominees for their out-of-pocket expenses in forwarding solicitation materials to beneficial owners upon our request.

Stockholder Proposals for 2015 Annual Meeting

        Any stockholder who intends to present a proposal at the Annual Meeting in 2014 must deliver the proposal to Compass Minerals International, Inc., 9900 West 109th Street, Suite 100, Overland Park, Kansas 66210, Attention: Secretary

  •
  if the proposal is submitted for inclusion in our proxy materials for that meeting pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended, not later than November 27, 2014;

  •
  if the proposal is submitted pursuant to Compass Minerals' by-laws (in which case we are not required to include the proposal in our proxy materials), not later than the close of business on February 6, 2015 nor earlier than the close of business on January 7, 2015. However, if the 2015 Annual Meeting is more than thirty (30) days before or after the anniversary of the 2014 Annual Meeting, then to be timely the stockholder notice must be delivered to the Company not earlier than the close of business on the one hundred twentieth (120th) day prior to such Annual Meeting and not later than the close of business on the later of the ninetieth (90th) day prior to such Annual Meeting or, if later, the tenth (10th) day following the day on which public announcement of the date of such meeting is first made by the Company.

By order of the Board of Directors,

Rodney Underdown Chief Financial Officer and Secretary

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY Signature (Joint Owners) Date Date Signature [PLEASE SIGN WITHIN BOX] VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. COMPASS MINERALS INTERNATIONAL, INC. 9900 WEST 109th ST., SUITE 100 OVERLAND PARK, KS 66210 M68511-P49067-Z62566 To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below. For All Except Withhold All For All COMPASS MINERALS INTERNATIONAL, INC. The Board of Directors recommends you vote FOR the following: ! ! ! 1. Election of Directors 01) Bradley J. Bell 02) Richard S. Grant 03) Amy J. Yoder The Board of Directors recommends you vote FOR proposals 2 and 3: For Against Abstain ! ! ! 2. Ratify the appointment of Ernst & Young LLP as Compass Minerals' independent registered accounting firm for fiscal year 2014. ! ! ! 3. Advisory vote to approve named executive compensation. In their discretion, the named proxies are authorized to vote on any other business properly brought before the meeting and any adjournments or postponements thereof. ! For address changes and/or comments, please check this box and write them on the back where indicated. ! ! Please indicate if you plan to attend this meeting. Yes No Please sign exactly as your name or names appear on the certificate and mail this proxy promptly in the enclosed paid envelope. When signing in representative capacity, insert title and attach papers showing authority unless already on file with the company.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and 10-K are available at www.proxyvote.com. M68512-P49067-Z62566 COMPASS MINERALS INTERNATIONAL, INC. Annual Meeting of Stockholders May 7, 2014 9:00 AM This proxy is solicited by the Board of Directors The undersigned hereby appoints RODNEY L. UNDERDOWN, DAVID J. D'ANTONI, and PERRY PREMDAS and each of them with full power of substitution, proxies of the undersigned to vote the shares of Common Stock of Compass Minerals International, Inc., at the Company's Annual Meeting of Stockholders to be held at the Doubletree Hotel Overland Park-Corporate Woods, 10100 College Blvd., Overland Park, Kansas 66210-1462 on Wednesday, May 7, 2014, at 9:00 a.m. local time, and at any postponements or adjournments thereof. Without limiting the authority granted herein, the above named proxies are expressly authorized to vote as directed by the undersigned as to those matters set forth on the reverse side hereof and in their discretion on all other matters that are properly brought before the annual meeting. If more than one of the above named proxies shall be present in person or by substitution at such meeting or at any postponement or adjournment thereof, the majority of said proxies so present and voting, either in person or by substitution, shall exercise all of the powers hereby given. The undersigned hereby revokes any proxy heretofore given to vote at such meeting. This proxy when properly executed will be voted in the manner directed herein by the undersigned. If no direction is given, this proxy will be voted FOR each of the nominees, FOR Proposal 2, and FOR Proposal 3. Address Changes/Comments: _______________________________________________________________________________ ________________________________________________________________________________________________________ (If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. COMPASS MINERALS INTERNATIONAL, INC. 9900 WEST 109th ST., SUITE 100 OVERLAND PARK, KS 66210 M68513-P49067-Z62566 To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below. For All Withhold All For All Except COMPASS MINERALS INTERNATIONAL, INC. The Board of Directors recommends you vote FOR the following: ! ! ! 1. Election of Directors 01) Bradley J. Bell 02) Richard S. Grant 03) Amy J. Yoder The Board of Directors recommends you vote FOR proposals 2 and 3: For Against Abstain ! ! ! 2. Ratify the appointment of Ernst & Young LLP as Compass Minerals' independent registered accounting firm for fiscal year 2014. ! ! ! 3. Advisory vote to approve named executive compensation. In their discretion, the named proxies are authorized to vote on any other business properly brought before the meeting and any adjournments or postponements thereof. ! For address changes and/or comments, please check this box and write them on the back where indicated. ! ! Please indicate if you plan to attend this meeting. Yes No Please sign exactly as your name or names appear on the certificate and mail this proxy promptly in the enclosed paid envelope. When signing in representative capacity, insert title and attach papers showing authority unless already on file with the company.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and 10-K are available at www.proxyvote.com. M68514-P49067-Z62566 COMPASS MINERALS INTERNATIONAL, INC. Annual Meeting of Stockholders May 7, 2014 9:00 AM VOTING INSTRUCTIONS - COMPASS MINERALS INTERNATIONAL, INC. CONFIDENTIAL VOTING INSTRUCTIONS TO FIDELITY MANAGEMENT TRUST COMPANY AS TRUSTEE UNDER THE COMPASS MINERALS INTERNATIONAL, INC. SAVINGS PLAN This voting instruction card is solicited by the Trustee. I hereby direct that the voting rights pertaining to Common Shares of Compass Minerals International, Inc. held by the Trustee and allocated to my account shall be exercised at the Annual Meeting of Stockholders to be held on May 7, 2014, or any adjournment thereof, as specified hereon and in its discretion on all other matters that are properly brought before the Annual Meeting of Stockholders and matters incidental to such meeting. I understand that if the voting instruction card is not returned, or if I do not vote the shares via the telephone or Internet by May 2, 2014, the Trustee cannot vote the shares allocated to my account. IMPORTANT: PLEASE SIGN, DATE AND RETURN THE VOTING INSTRUCTION CARD BEFORE THE DATE OF THE ANNUAL MEETING IN THE ENCLOSED ENVELOPE. DO NOT RETURN THIS CARD TO COMPASS MINERALS INTERNATIONAL, INC. AS YOUR VOTE IS CONFIDENTIAL. Address Changes/Comments: _______________________________________________________________________________ ________________________________________________________________________________________________________ (If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)

*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on May 7, 2014. Meeting Information COMPASS MINERALS INTERNATIONAL, INC. Meeting Type: Annual Meeting For holders as of: March 10, 2014 Date: May 7, 2014 Time: 9:00 AM CDT Location: Doubletree Hotel Overland Park Corporate Woods 10100 College Blvd. Overland Park, Kansas 66210-1462 You are receiving this communication because you hold shares in the company named above. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. COMPASS MINERALS INTERNATIONAL, INC. 9900 WEST 109TH ST., SUITE 100 OVERLAND PARK, KS 66210 M68537-P49067-Z62566 See the reverse side of this notice to obtain proxy materials and voting instructions.

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: Proxy Materials Available to VIEW or RECEIVE: NOTICE AND PROXY STATEMENT 10-K How to View Online: Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line. . XXXX XXXX XXXX . XXXX XXXX XXXX Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 23, 2014 to facilitate timely delivery. M68538-P49067-Z62566 How To Vote Please Choose One of the Following Voting Methods Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. . XXXX XXXX XXXX

Voting Items The Board of Directors recommends you vote FOR the following: 1. Election of Directors 01) Bradley J. Bell 02) Richard S. Grant 03) Amy J. Yoder The Board of Directors recommends you vote FOR proposals 2 and 3: 2. Ratify the appointment of Ernst & Young LLP as Compass Minerals' independent registered accounting firm for fiscal year 2014. 3. Advisory vote to approve named executive compensation. In their discretion, the named proxies are authorized to vote on any other business properly brought before the meeting and any adjournments or postponements thereof. M68539-P49067-Z62566

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